Exhibit 4.4

                                                                  EXECUTION COPY

                                                                    CONFIDENTIAL


                         RECEIVABLES PURCHASE AGREEMENT

                                     between

                           mitel networks corporation

                             as Seller and Servicer

                                     - and -

                              MITEL NETWORKS, INC.

                                    as Seller

                                     - and -

                         MITEL NETWORKS SOLUTIONS, INC.

                                    as Seller

                                     - and -

                            THE CANADA TRUST COMPANY
                           in its capacity as trustee
                               of ENDURANCE Trust

                                  as Purchaser

                                     - and -

                          EFFICIENT CAPITAL CORPORATION

                             as Securitization Agent


                            Made as of April 16, 2004

                       Davies Ward Phillips & Vineberg LLP

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                 INTERPRETATION

1.1      Certain Defined Terms................................................2
1.2      Extended Meanings...................................................19
1.3      Headings, Sections, Etc.............................................19
1.4      Accounting Principles...............................................19
1.5      Currency............................................................20
1.6      Payments............................................................20
1.7      Non-Business Days...................................................20
1.8      Computation of Time Periods.........................................20
1.9      Months; Days........................................................20
1.10     Exhibits............................................................20

                                    ARTICLE 2
                                    PURCHASES

2.1      Purchases...........................................................21
2.2      Quebec Receivables..................................................23
2.3      List of Obligors and Credit Limits and Daily Program Operation......24

                                    ARTICLE 3
                              PAYMENTS AND ACCOUNTS

3.1      Collection Account..................................................24
3.2      Reserve Accounts....................................................26
3.3      Disbursement Account................................................28
3.4      Dilutions...........................................................29
3.5      Repurchases for Breach of Representations and Warranties............29
3.6      Deemed Collections..................................................30

                                    ARTICLE 4
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1      Representations and Warranties of the Sellers.......................30
4.2      Representations and Warranties of the Purchaser.....................34
4.3      Affirmative Covenants of the Sellers................................36
4.4      Affirmative Covenants of the Canadian Seller........................37
4.5      Negative Covenants of the Sellers...................................38
4.6      Affirmative Covenants of the Purchaser..............................39

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                    ARTICLE 5
                          ADMINISTRATION AND COLLECTION

5.1      Designation of the Servicer.........................................40
5.2      Standard of Care....................................................40
5.3      Authorization of Servicer...........................................41
5.4      Enforcement of Receivables..........................................41
5.5      Assignment for Purpose of Enforcement...............................41
5.6      Description of Services.............................................42
5.7      Additional Covenants of the Servicer................................44
5.8      Negative Covenants of the Servicer..................................46
5.9      Servicer Termination Events.........................................47
5.10     Notice of Servicer Termination Events...............................48
5.11     Effecting a Service Transfer........................................48
5.12     Appointment of Stand-By Servicer....................................48
5.13     Collection and Remittance of Taxes..................................48
5.14     Additional Seller Covenants Following a Service Transfer............49
5.15     Purchaser Rights Following a Service Transfer.......................50
5.16     Power of Attorney...................................................50
5.17     Execution of Additional Powers......................................51
5.18     Restrictions on Use.................................................51

                                    ARTICLE 6
                              CONDITIONS PRECEDENT

6.1      Conditions Precedent to Initial Purchase............................52
6.2      Conditions Precedent to All Purchases...............................53
6.3      Undertaking of Purchaser............................................54

                                    ARTICLE 7
                               Amortization EVENTS

7.1      Meaning of Amortization Event.......................................54
7.2      Action Upon an Amortization Event...................................58
7.3      Seller Designated Amortization Commencement Date....................59
7.4      Early Amortization Commencement Date Fee............................59

                                    ARTICLE 8
                  MATTERS RELATING TO THE SECURITIZATION AGENT

8.1      Delegation to the Securitization Agent..............................60
8.2      Limitation of Liability of the Securitization Agent and Issuer
           Trustee...........................................................60
8.3      Responsibilities of the Sellers.....................................60
8.4      Other Dealings......................................................61

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

8.5      Lockbox Fees........................................................61

                                    ARTICLE 9
                                 INDEMNIFICATION

9.1      Indemnities by the Sellers..........................................61
9.2      Payment of Indemnified Amounts......................................64
9.3      Litigation..........................................................65
9.4      Notification........................................................65

                                   ARTICLE 10
                                  MISCELLANEOUS

10.1     Costs, Expenses and Taxes...........................................65
10.2     Further Assurances..................................................67
10.3     Failure to Perform..................................................67
10.4     Entire Agreement....................................................67
10.5     Amendments, Waivers, Etc............................................67
10.6     No Waiver; Remedies.................................................68
10.7     No Set-Off..........................................................68
10.8     Non-Merger..........................................................68
10.9     Time of the Essence.................................................68
10.10    Agreement of Purchase and Sale......................................69
10.11    Notices.............................................................69
10.12    Binding Effect; Assignability, Etc..................................70
10.13    Governing Law.......................................................71
10.14    Severability........................................................71
10.15    Confidentiality.....................................................71
10.16    Financial Reporting.................................................72
10.17    Consent to Jurisdiction; Waiver of Immunities.......................72
10.18    Remedies............................................................72
10.19    Counterparts........................................................73
10.20    Business Disruption.................................................73

                                    EXHIBITS

         Exhibit A         -        Form of Assignment Agreement
         Exhibit B         -        Form of Purchase Notice
         Exhibit C         -        Form of Officer's Certificate
         Exhibit D         -        List of Offices Where Records Are Kept
         Exhibit E         -        Form of Periodic Report
         Exhibit F         -        Form of Quebec Assignment

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                         RECEIVABLES PURCHASE AGREEMENT

            THIS RECEIVABLES PURCHASE AGREEMENT made as of the 16th day of April, 2004.

B E T W E E N:

                        MITEL NETWORKS CORPORATION,

                        a corporation existing under the
                        laws of Canada,

                        (hereinafter  referred to as the
                        "Canadian    Seller"    or   the
                        "Servicer"),

                                     - and -

                        MITEL    NETWORKS,    INC.,    a
                        corporation  existing  under the
                        laws of Delaware,

                        (hereinafter   referred   to  as
                        "MNI"),

                                     - and -

                        MITEL NETWORKS SOLUTIONS,  INC.,
                        a corporation existing under the
                        laws of Delaware

                        (hereinafter   referred   to  as
                        "MNSI"),

                                     - and -

                        THE CANADA TRUST COMPANY,

                        a  trust   company   amalgamated
                        under the laws of Canada, in its
                        capacity as trustee of ENDURANCE
                        TRUST, a trust established under
                        the  laws  of  the  Province  of
                        Ontario,

                        (hereinafter  referred to as the
                        "Purchaser"),

                                     - and -

                        EFFICIENT CAPITAL CORPORATION,

                        a corporation existing under the
                        laws of the Province of Ontario,

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                        (hereinafter referred to as the
                        "Securitization Agent").

            WHEREAS the Sellers generate Receivables in the ongoing operation of the Sellers' general business of providing business communications hardware and software solutions and the Sellers are desirous of selling certain of such Receivables that are Eligible Receivables and certain other property related thereto to the Purchaser from time to time and the Canadian Seller is desirous of collecting and otherwise servicing the Purchased Assets so sold by the Sellers to the Purchaser as hereinafter set forth;

            AND  WHEREAS the  Purchaser  is willing to  purchase  the  Purchased
Assets, including Eligible Receivables and certain other property related thereto, from the Sellers from time to time on a fully-serviced basis on the terms and conditions hereinafter set forth;

            AND WHEREAS the Purchaser has appointed the Securitization Agent to provide certain administrative services in respect of the on-going sales and purchases of the Purchased Assets hereunder;

            NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements of the parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereby covenant and agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1 Certain Defined Terms

            In this Agreement, including the recitals, the following terms have the following meanings:

"Affiliate", in respect of a specified Person, means any other Person which is either more than 20% owned by a common entity which also owns or controls the specified Person, or where a common entity controls the day-to-day operations or has effective management control of both the specified Person and such other Person.

"Aggregate Discretionary Limit" means CAD18,000,000 or the equivalent in United States Dollars, as the case may be, representing the aggregate Outstanding Principal Balance for all Discretionary Obligors.

"Agreement" means this agreement, together with the Exhibits hereto, as the same may be amended, modified, supplemented, revised, restated or replaced from time to time.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

"Amortization Commencement Date" means the earliest of:

      (a) April 15, 2007, which date may be extended from time to time for successive six month periods upon the written agreement of the Sellers and the Purchaser;

      (b) the date on which the Amortization Commencement Date is declared, designated or deemed to have occurred pursuant to Article 7; and

      (c) the date designated by the Canadian Seller or the Purchaser provided the Canadian Seller or the Purchaser, as applicable, provides at least 60 days prior written notice of such date to the other parties.

"Amortization Event" has the meaning ascribed thereto in Section 7.1.

"Annual Policy Amount" means CAD3 million in respect of Purchased Receivables denominated in Canadian Dollars and USD17 million in respect of Purchased Receivables denominated in United States Dollars.

"Assignment" means a written assignment agreement substantially in the form of the agreement annexed hereto as Exhibit A.

"Base Interest Rate" means the Base Interest Rate (CDN) or the Base Interest Rate (USD), as the context requires.

"Base Interest Rate (CDN)" means, on any day, that per annum rate (based on a year of 365 days) expressed as a percentage, equal to the average "BA 2 Month" interest rates for Canadian dollar bankers acceptances displayed and identified as such on the "Moneyline/Telerate Page", Screen 3197 as of 10:00 a.m., Toronto time, on such day; if such rates do not appear thereon as contemplated, then the "BA 2 Month Rate" shall be calculated based upon the arithmetic mean of the applicable rates for 60-day Canadian dollar bankers acceptances quoted by four major Canadian Schedule I chartered banks as of 10:00 a.m., Toronto time, on such day; if less than four such quotations are available, then the "BA 2 Month Rate" will be the arithmetic mean of such available quotations; provided, however, that if fewer than two quotations are available, the "BA 2 Month Rate" will be the arithmetic mean of the bid rates quoted by major banks in Toronto, selected by the Purchaser, for Canadian dollar bankers acceptances as of 10:00 a.m., Toronto time, on such day.

"Base Interest Rate (USD)" means, on any day, that per annum rate (based on a year of 360 days) expressed as a percentage, equal to the "USD LIBOR 2 Month" interest rate for the USD London Interbank Offered Rate displayed and identified as such on the "Moneyline/Telerate Page", Screen 3750 as of 11:00 a.m., London, England time, on such day.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

"BoC Daily Noon Rate" means, on any day, the daily noon rate published by the Bank of Canada on its website for such day.

"Business Day" means any day, other than a Saturday, Sunday or statutory or civic holiday, on which banks in Toronto, Ontario are open for business.

"Canadian Dollars" or "CAD" means the lawful currency of Canada.

"Canadian GAAP" means Canadian generally accepted accounting principles as adopted by the Canadian Institute of Chartered Accountants from time to time, consistently applied.

"Cheque Deposit Agreement" means the agreement dated April 19, 2004 between the Canadian Seller, the Purchaser and The Toronto-Dominion Bank.

"Collections" means, without duplication, all payments made by or on behalf of Obligors in respect of Purchased Assets, and all other cash collections and other cash proceeds received in respect of the Purchased Assets, including cash proceeds of any contract of insurance (including the Insurance Policy) paid in respect of any of the Purchased Receivables, all other cash proceeds of any Related Security related to Purchased Receivables, including cash proceeds realized through the enforcement of a Contract related to Purchased Receivables or other Related Security related to Purchased Receivables against an Obligor, and any Collections deemed to have been received by the Sellers or the Servicer, as the case may be, pursuant hereto.

"Collection Account" has the meaning ascribed thereto in Section 3.1(a).

"Consolidated Assets" means, at any date, the total assets of the Sellers and their consolidated subsidiaries as at such date in accordance with generally accepted accounting principles.

"Consolidated Liabilities" means, at any date, the sum of all obligations of the Sellers and their consolidated subsidiaries as at such date in accordance with generally accepted accounting principles.

"Consolidated Shareholders' Equity" means, on any date, the remainder of (a) Consolidated Assets on such date, minus (b) Consolidated Liabilities on such date.

"Contract" means any document originating and evidencing a Receivable, including any written invoice or bill, statement of account or other written account or agreement between the relevant Seller and an Obligor pursuant to which the Obligor is obligated to pay one or more Receivables to such Seller.

"Coupon Reserve Amount" means, on any day and in respect of Receivables denominated in the same currency, an amount equal to the product of (a) the Program Amount as at the open of business on such day, (b) the rate of interest, expressed as an annualized rate, equal to the sum of

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

the Base Interest Rate for such day in respect of such currency and the Purchaser Spread, (c) DSO and (d) 2/360 in respect of Purchased Receivables that are denominated in United States Dollars and 2/365 in respect of Purchased Receivables that are denominated in Canadian Dollars.

"Credit and Collection Policies" means the Sellers' customary credit, collection and administration guidelines, policies and procedures relating to the evaluation of the creditworthiness of Obligors; Receivables; Contracts; and Related Security owned or administered by the Sellers from time to time, including the Purchased Receivables serviced by the Servicer on behalf of the Purchaser hereunder, as such policies and procedures may be amended, supplemented or replaced from time to time in accordance with Section 5.8(a).

"Credit Enhancer" means the Insurer and any Person who by any means whatsoever, including pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, refinancing facility, tax protection agreement, credit default swap agreement, secondary receivables purchase agreement, or other similar arrangement, provides credit enhancement in respect of the Purchased Assets; provided, however, that the Insurer shall have a long-term debt rating of at least "A" from Standard & Poor's or equivalent unless otherwise approved by the Purchaser and the Rating Agency.

"Credit Enhancement Agreement" means any agreement, acceptable to the Canadian Seller, acting reasonably, including the Insurance Policy, between a Credit Enhancer and one or more of the parties to this Agreement, as such agreement may be amended, supplemented, revised or restated from time to time.

"Credit Losses" has the meaning ascribed thereto in the Insurance Policy.

"Default Ratio" means, on any day and in respect of Purchased Receivables denominated in the same currency, the ratio calculated by dividing (a) the aggregate Outstanding Principal Balance of all Purchased Receivables in that currency that became Defaulted Receivables during the preceding 90 days, by (b) the average daily balance of all Outstanding Principal Balances of Purchased Receivables in that currency during the preceding 90 days.

"Defaulted Receivable" means any Receivable (a) that, in whole or in part, has remained unpaid for more than 60 days from the relevant due date, (b) that has been, or in accordance with the Credit and Collection Policies should be, written off as uncollectable or designated as a bad or doubtful account or (c) in respect of which the Obligor is subject to any Insolvency Proceeding.

"Delinquent Receivable" means any Receivable, other than a Defaulted Receivable, that in whole or in part has remained unpaid for more than 50 days from the relevant due date or has been, or in accordance with the Credit and Collection Policies should be, classified as delinquent.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

"Dilution" means, with respect to any Purchased Receivable, any reduction or adjustment in the Outstanding Principal Balance of such Purchased Receivable granted to an Obligor by the relevant Seller on account of (a) disputes or set-offs (whether such claims arise out of the same or a related transaction or an unrelated transaction), (b) discounts, incorrect billings, credits, volume rebates, allowances, chargebacks, allowances or discounts for early payments, advertising incentives or other reductions or similar adjustments granted in the ordinary course of such Seller's business or (c) returned, repossessed or foreclosed goods that, in each case, are unrelated to the inability of the Obligor of such Purchased Receivable to pay such Purchased Receivable.

"Dilution Amount" means, in respect of any Dilution, the amount of such Dilution multiplied by the sum of (a) one and (b) the product of (i) the number by which the number of days from the date on which the relevant Receivable was originated to the date on which such Dilution was recognized by the Securitization Agent exceeds DSO and (ii) the Base Interest Rate relevant to the currency of the relevant Receivable plus Purchaser Spread divided by 360 if the Receivable is denominated in United States Dollars and 365 if the Receivable is denominated in Canadian Dollars.

"Dilution Ratio" means, on any day and in respect of Purchased Receivables denominated in the same currency, the ratio of (a) the aggregate Dilution Amounts of all Dilutions in that currency occurring during the preceding 90 days to (b) all Purchased Receivables denominated in the same currency purchased by the Purchaser during the preceding 90 days.

"Dilution Reserve Amount" means, on any day and in respect of Purchased Receivables denominated in the same currency, the product of (a) the aggregate Outstanding Principal Balance of all such Purchased Receivables on such day and
(b) the greater of (i) the product of 1.5 and the highest Dilution Ratio over the twelve-month period preceding such day and (ii) the product of 2 and the average Dilution Ratio over the twelve-month period preceding such day.

"Disbursement Account" has the meaning ascribed thereto in Section 3.3(a).

"Discretionary Limit" means CAD100,000 in respect of Receivables denominated in Canadian Dollars and USD100,000 in respect of Receivables denominated in United States Dollars.

"Discretionary Obligor" means any Obligor who is not a Named Obligor.

"DSO" means, on any day and in respect of Receivables denominated in the same currency, the aggregate Outstanding Principal Balance of all Purchased Receivables as at the open of business on such day divided by the average daily dollar volume of Eligible Receivables purchased by the Purchaser hereunder during the preceding 90 days.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

"Eligible Institution" means a depositary institution in Canada which at all times has either: (i) a long-term unsecured debt rating of at least Aa3 by the Rating Agency; or (ii) a short-term rating of at least P1 by the Rating Agency.

"Eligible Investments" means, at any particular date, book-based securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence any of:

      (a) direct obligations of, or obligations fully guaranteed as to the timely payment of principal and interest by, the government of Canada or the government of the United States of America;

      (b) direct obligations of, or obligations fully guaranteed as to the timely payment of principal and interest by, the government of a province of Canada or one of the states of the United States of America, in each case with a short-term debt rating of not less than R-1 (middle) by the Rating Agency;

      (c) demand deposits, term deposits or certificates of deposits (having original maturities of no more than 365 days) of banks or trust companies chartered or licensed under the laws of Canada or any province thereof provided that, at the time of the investment or contractual commitment to invest therein, the short-term debt rating of such bank or trust company shall have the highest rating from the Rating Agency;

      (d) commercial paper (having original maturities of no more than 365 days) and any other securities (having a remaining term to maturity of no more than 365 days) having, at the time of the investment or contractual commitment to invest therein, the highest rating from the Rating Agency;

      (e) notes issued by or bankers' acceptances (in either case having original maturities of no more than 365 days) accepted by any bank or trust company referred to in (c) above;

      (f) any security having the highest rating from the Rating Agency or otherwise approved in writing by the Rating Agency;

      (g) term deposits with an entity, the commercial paper of which has the highest rating from the Rating Agency; and

      (h) any other class of investments approved in writing by the Rating Agency (other than those set out in paragraphs (a) to (g) above),

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

and, without limiting the generality of the foregoing, if so qualified, securities of the Issuer Trustee, the Securitization Agent and the Indenture Trustee and any affiliate thereof may be considered Eligible Investments for the purposes of this definition.

"Eligible Receivable" means, at any time unless otherwise specified below in this definition, a Receivable which meets all of the following criteria as of the Purchase Date applicable to such Receivable:

      (a) the Obligor of the Receivable is a Person resident in Canada or the United States and is not (i) an Affiliate, Parent or Subsidiary of the Sellers or (ii) a Governmental Authority in Canada or the United States (other than those specifically approved by the Purchaser and the Insurer);

      (b) if the Outstanding Principal Balance of the Receivable, when added to the aggregate Outstanding Principal Balance of all Purchased Receivables owed by the same Obligor, exceeds the Discretionary Limit, such Obligor is on the Named Obligor List;

      (c) if the Obligor of the Receivable is a Discretionary Obligor, such Obligor is on the list of Discretionary Obligors provided to the Purchaser pursuant to Section 2.3(a) and such Obligor meets the requirements of a Discretionary Obligor under the Insurance Policy;

      (d)   unless  otherwise  approved  by the  Purchaser,  the  Obligor of the
            Receivable   is  not  an  Obligor  with  respect  to  any  Defaulted
            Receivables;

      (e)   the Receivable is not a Delinquent Receivable;

      (f)   the Receivable is not a Defaulted Receivable;

      (g) the Receivable is required to be paid in full in accordance with the Credit and Collection Policies;

      (h) the Receivable is payable in Canada or the United States only and is denominated and payable either in Canadian Dollars or United States Dollars;

      (i) the Receivable was originated no more than seven days prior to the relevant Purchase Date and the due date of the Receivable is at least 20 days from such Purchase Date;

      (j) the Receivable arises under a valid Contract issued by the relevant Seller in the ordinary course of such Seller's business and in accordance with all applicable policies of such Seller, including the Credit and Collection Policies, which

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            Contract,together with such Receivable, has been duly authorized, executed and delivered by the parties thereto and is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, winding-up, moratorium and other similar laws affecting the rights of creditors generally and the fact that specific performance and injunction are equitable remedies available only in the discretion of the court;

      (k) the Receivable constitutes an "account", "claim" or "book debt" within the meaning of the PPSA;

      (l) the Receivable is not subject to any offset, counterclaim, asserted dispute or defence whatsoever and is free and clear of any Lien;

      (m) if the Contract under which such Receivable is payable is governed by Canadian law, neither the Receivable nor such Contract nor the Related Security is subject to any restriction on the sale or assignment thereof hereunder and if such Contract is governed by United States law, the Receivable is not subject to any restriction on the sale or assignment thereof hereunder;

      (n) the relevant Seller has good and marketable title to the Receivable and the Related Security related thereto (including any proceeds thereof) free of any Lien;

      (o) the Receivable and the related Contract do not contravene any laws, rules or regulations applicable thereto, and, to the relevant Seller's knowledge, no party to such Contract is, with respect to such Receivable, in violation of any such law, rule or regulation;

      (p) the Receivable: (i) satisfies all applicable requirements of the Credit and Collection Policies; and (ii) complies with all other criteria and requirements specified by the Securitization Agent to the Sellers;

      (q) the Obligor in respect of such Receivable is not subject to any Insolvency Proceeding and, to the best of the relevant Seller's knowledge, there are no such proceedings pending against such Obligor;

      (r) the Outstanding Principal Balance of the Receivable, when added to the aggregate Outstanding Principal Balance of all Purchased Receivables denominated in the same currency owed by the same Obligor, would not exceed the applicable credit limit for such Obligor established pursuant to Section 2.3(a);

      (s) if the Obligor of the Receivable is a Discretionary Obligor, the Outstanding Principal Balance of the Receivable, when added to the Outstanding Principal

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            Balance of all Purchased Receivables denominated in the same currency owed by all Discretionary Obligors, would not exceed the Aggregate Discretionary Limit;

      (t) the Outstanding Principal Balance of the Receivable, when added to the aggregate Outstanding Principal Balance of all Purchased Receivables owed by all Obligors denominated in the same currency as the Receivable, would not cause the aggregate Outstanding Principal Balance of all Purchased Receivables (including the Receivable) denominated in the same currency as the Receivable owed by all Obligors to exceed the Purchase Limit applicable to Purchased Receivables denominated in the same currency as the Receivable;

      (u) as to which the relevant Seller has satisfied in all material respects all of its obligations with respect to such Receivable required to be satisfied by such Seller thereunder;

      (v) as to which the relevant Seller has not taken or failed to take any action that would impair the rights of the Purchaser in such Receivable;

      (w) in respect of which all filings or recordings with respect to the relevant Seller's interest in the Related Security necessary under applicable law to preserve, perfect or protect such Seller's interest therein have been made; and

      (x) the Receivable is not payable from any jurisdiction in Canada or the United States in which (i) all registrations and other action required by Section 4.3(f) have not been completed or taken, and
            (ii) where required by the Rating Agency, upon prior written notice to the Canadian Seller, a local counsel opinion relating to the laws of such jurisdiction either has been provided previously or will be provided in connection with the related Purchase.

"Final Collection Date" means the first day following the Amortization Commencement Date on or by which every Purchased Receivable has been collected in full (whether through the receipt of Collections or the enforcement of the Related Security), fully written off as uncollectable in accordance with the Credit and Collection Policies then in effect, or assigned by the Purchaser for value (paid in cash) to any Person, including the Credit Enhancer.

"Governmental Authority" means any government, regulatory authority, governmental department, agency, commission, board, tribunal, bureau, crown corporation, arbitration panel, or court or other law, rule or regulation-making entity having jurisdiction on behalf of any nation, country, province or state or other subdivision thereof or any municipality, district, city or other subdivision thereof.

"Indebtedness" means (without duplication), with respect to any Person, (i) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds,

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

debentures, notes or other similar instruments; (ii) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether drawn or undrawn, and bankers' acceptances issued for the account of such Person; (iii) all obligations of such Person as lessee under leases which have been or should be, in accordance with Canadian GAAP, recorded as capital leases, including liabilities in respect of capital leases incurred by such Person in connection with sale/leaseback transactions; (iv) net liabilities of such Person under all hedging obligations or net liabilities of such Person under currency, swap, forward or other foreign exchange hedging agreements; (v) whether or not so included as liabilities in accordance with Canadian GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon), secured by a lien on the property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (vi) all agreements, undertakings or arrangements by which such Person guarantees, endorses or otherwise becomes or is contingently liable for, directly or indirectly, the indebtedness for borrowed monies of any other Person; and (vii) all indebtedness of any Person that is acquired by such Person directly or indirectly; and for all purposes hereof, the Indebtedness of a Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

"Indemnified Amounts" has the meaning ascribed thereto in Section 9.1.

"Indemnified Parties" has the meaning ascribed thereto in Section 9.1.

"Indenture Trustee" means BNY Trust Company of Canada.

"Initial Purchase" means the first Purchase made under the terms and conditions of this Agreement pursuant to the first Purchase Notice.

"Initial Purchase Date" means the date of the Initial Purchase.

"Insolvency Proceeding" means the commencement or filing of a petition, notice or application by or against a Person of any proceedings to adjudicate it a bankrupt or insolvent or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law of any jurisdiction, whether in effect at the date hereof or thereafter, relating to the dissolution, liquidation or winding-up, bankruptcy, insolvency, reorganization of insolvent debtors, arrangement of insolvent debtors, readjustment of debt or moratorium of debts, or to obtain an order for relief by the appointment of a receiver, receiver manager, administrator, inspector, liquidator or trustee or other similar official for it or for any substantial part of its property.

"Insurance Policy", at any time, means any insurance policy or policies maintained by the Purchaser in respect of the Purchased Receivables, as such policy or policies may be amended

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

from time to time, and any replacement insurance policy approved by the Purchaser and the Rating Agency and shall initially mean the trade credit insurance policy maintained by the Purchaser with Euler Hermes American Credit Indemnity Company.

"Insurance Premium Limit" means a premium of CAD0.30 per CAD100 or USD0.30 per USD100, as applicable.

"Insurer" means the insurer under the Insurance Policy from time to time, which shall initially be Euler Hermes American Credit Indemnity Company.

"Issuer Trustee" means The Canada Trust Company.

"Law" means any law, code, treaty, rule or regulation or determination of an arbitrator or Governmental Authority, whether federal, provincial, state, territorial or local and, when used with respect to any Person, shall include the certificate of incorporation and by-laws or other charter, constating or governing documents of such Person.

"Lawsuit" has the meaning ascribed thereto in Section 9.1.

"Lien" means any lien, security interest, charge, encumbrance, mortgage, hypothec, lease, title retention agreement, hypothecation, deposit arrangement, claim, pledge, deed of trust, priority, assignment (whether or not by way of security), ownership interest, participation interest, right of set-off or preferential arrangement or other security agreement or other right or claim (including statutory liens, deemed trusts or other encumbrances), including any filing or registration made in respect thereof of any kind or nature whatsoever, of any Person, other than Permitted Encumbrances.

"Lockbox" has the meaning ascribed thereto in Section 3.1(c).

"Loss Reserve Amount" means, on any day, the sum of:

      (a)   the  product  of two  and the  highest  total  rolling  twelve-month
            Non-Qualifying   Losses  since  March  1,  2002  of  all   Purchased
            Receivables denominated in the same currency;

      (b) the amount of the Policy Deductible if the Policy Deductible is denominated in the relevant currency; and

      (c) the product of: (i) 0.10 and (ii) the lesser of (A) the aggregate Outstanding Principal Balance of all Purchased Receivables denominated in the same currency minus the Policy Deductible if the Policy Deductible is denominated in the relevant currency and (B) the Annual Policy Amount in respect of such currency

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            minus such Policy Deductible if the Policy Deductible is denominated in the relevant currency.

"Material Adverse Effect" means any effect (a) with respect to the Sellers or the Purchaser, upon the business, property, operations or financial or other condition of the Sellers or the Purchaser, or (b) solely with respect to the Sellers, on the Purchased Assets, whether as a result of any act or failure to act by any Seller or otherwise, that, in the case of either (a) or (b), could reasonably be expected to materially and adversely affect (i) the interests of the Purchaser in the Purchased Assets and under this Agreement, (ii) the collectibility of the Purchased Assets, (iii) the enforceability of the Purchased Assets, or (iv) the Sellers' or the Purchaser's ability to perform in all material respects each of their respective obligations hereunder or under any Related Document, as the case may be.

"Named Obligor" means any Obligor who is listed on a Named Obligor List.

"Named Obligor List" has the meaning ascribed thereto in Section 2.3(a).

"Non-Qualifying Loss" means, in respect of any Purchased Receivable, a Credit Loss of up to CAD5,000 in respect of Purchased Receivables denominated in Canadian Dollars and up to USD4,000 in respect of Purchased Receivables denominated in United States Dollars.

"Non-Quebec Eligible Receivables" means Eligible Receivables other than Quebec Eligible Receivables.

"Non-Quebec Purchased Receivables" means, at any time, any Receivable other than Quebec Receivables owned by the Purchaser at such time which the Purchaser has purchased from the Sellers pursuant hereto.

"Noteholders" means the holders of the Notes.

"Notes" means notes or other debt obligations of the Purchaser issued by the Purchaser from time to time for the purposes of funding Purchases hereunder.

"Obligor" means, in respect of a Receivable, any corporation or other Person who owes payment of, or is otherwise obligated to make payments in respect of, the Receivable or Receivables owing from time to time under or pursuant to the related Contract or the Related Security and includes any guarantor, surety or similar Person with respect to such Receivable, but excludes the Insurer in its capacity as an insurer of such Receivable or any portion thereof.

"Outstanding Principal Balance" means, at any time in respect of a Receivable or a Purchased Receivable, the amount of the payment obligation represented thereby that is outstanding and owing by the Obligor thereunder, including an amount representing the amount of all Taxes payable thereunder.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

"Parent", in respect of a specified Person, means any other Person that owns at least 50% of the voting securities of the specified Person or of which such Person controls day to day operations of the specified Person or of which such Person has effective management control of the specified Person.

"Payment" has the meaning given to it in Section 2.1(c).

"Payment Price" has the meaning given to it in Section 2.1(c).

"Periodic Report" means a report substantially in the form of Exhibit E, whether in electronic format or otherwise.

"Permitted Encumbrances" means (a) statutory liens or deemed trusts securing the payment of Taxes, assessments, governmental charges and other amounts payable pursuant to statutes which are either (i) not delinquent, or (ii) being contested in good faith by appropriate proceedings and for which the relevant Seller has set aside adequate reserves in respect thereof in accordance with Canadian GAAP or US GAAP from time to time approved by the relevant Seller; and
(b) any encumbrances created through, by, or in favour of, the Purchaser or the Credit Enhancer.

"Person" means an individual, partnership, limited partnership, corporation, trust, joint venture, unincorporated association, board or body established by statute, government (or any agency or political subdivision thereof) or other entity of similar nature.

"Policy Deductible" means the "Policy Deductible" as defined in the Insurance Policy.

"PPSA" means the personal property security legislation, assignment of book debts legislation, or uniform commercial code or other similar legislation in Canada or the United States in which the filing or registration of an assignment, financing statement or other document is required to preserve, protect and perfect the Purchaser's right, title and interest in, to and under any of the Purchased Assets.

"Proceeds" includes "proceeds" as defined in the Personal Property Security Act (Ontario).

"Program Amount" means, at any time and in respect of each currency, the aggregate of all Outstanding Principal Balances for all Purchased Receivables denominated in such currency purchased by the Purchaser hereunder prior to such time, less the aggregate amount of Collections theretofore paid to and received by the Purchaser.

"Program Fee" means, on any date and in respect of each currency, an amount equal to the quotient of (a) the product of (i) 0.80%, (ii) the aggregate Outstanding Principal Balance of all Purchased Receivables denominated in such currency as at the open of business on such date and (iii) the number of days since the last date on which Program Fees were deposited to the applicable Disbursement Account in accordance with Section 2.1(d)(iv), divided by (b) 360 in

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

respect of the Purchased Receivables that are denominated in United States Dollars and 365 in respect of the Purchased Receivables that are denominated in Canadian Dollars.

"Program Year" means each year ending on the annual anniversary of the date hereof.

"Purchase" means a purchase of or, with respect to Quebec Receivables Payment in respect of, Purchased Assets made pursuant to Section 2.1.

"Purchase Amount" means, on any day and in respect of an Eligible Receivable subject to a Purchase, the number determined in accordance with the following formula:

                                       FV
                             ----------------------
                                   (1 + r/n)d

                  Where:

                        FV = the then Outstanding Principal Balance of the Eligible Receivable;

                        r  =  the rate of interest, expressed as an annualized
                              rate, equal to the sum of (a) the Base Interest Rate in respect of the currency of the Eligible Receivable and (b) the Purchaser Spread;

                        n  =  360 if the Eligible Receivable is denominated in
                              United States Dollars or 365 if the Eligible Receivable is denominated in Canadian Dollars; and

                        d  =  DSO,

and, when used in the context of more than one Eligible Receivable, shall mean the aggregate Purchase Amount of such Eligible Receivables.

"Purchase Date" means the date specified in the Securitization Agent Purchase Confirmation on which: (i) Non-Quebec Eligible Receivables are to be purchased by the Purchaser from the Canadian Seller hereunder; or (ii) Payment is to be made by the Purchaser in respect of certain Quebec Eligible Receivables to the Canadian Seller hereunder.

"Purchase Limit" has the meaning ascribed thereto in Section 2.1(e).

"Purchase Notice" has the meaning ascribed thereto in Section 2.1(a).

"Purchase Price" has the meaning ascribed thereto in Section 2.1(b).

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

"Purchased Assets" means, collectively, all Purchased Receivables and the Related Security and Collections with respect thereto, and all Proceeds of, from or with respect to any or all of the foregoing.

"Purchased Receivable" means, at any time, any Non-Quebec Purchased Receivable owned by the Purchaser at such time which the Purchaser has purchased from the relevant Seller pursuant hereto, or a Quebec Eligible Receivable owned by the Purchaser at such time in respect of which the Purchaser has made a Payment to the Canadian Seller pursuant hereto.

"Purchaser Spread" means 0.30% or such other percentage as may be agreed in writing by the parties from time to time.

"Quebec Amortization Commencement Date" has the meaning ascribed to such term in the Quebec Assignment.

"Quebec Eligible Receivables" means Quebec Receivables which are Eligible Receivables.

"Quebec Purchased Receivables" means, at any time, a Quebec Eligible Receivable with respect to which Payment has been made by the Purchaser to the Canadian Seller in accordance with Section 2.1 and which is owned by the Purchaser at such time.

"Quebec Receivable" means any Receivable where one of the following conditions is satisfied:

      (a)   the Obligor of such Receivable is located in the Province of Quebec;
            or

      (b)   such Receivable is payable at a location in the Province of Quebec,

provided, however, that Quebec Receivables shall not include any Receivable owing by: (i) an Affiliate, Parent or Subsidiary of the Sellers; or (ii) a Governmental Authority.

"Rating Agency" means Moody's Investors Service, Inc. or any other nationally recognized credit rating agency designated as the "Rating Agency" for purposes of this Agreement by the Purchaser and the Credit Enhancer, notice of which has been delivered to the Seller.

"Receivable" means all amounts payable by a Person to the relevant Seller in respect of the sale of goods and services to such Person from time to time under any document originating and evidencing the obligation to pay such amounts, including all scheduled periodic payments, extra charges, interest and fees and other amounts payable to the relevant Seller thereunder including all Taxes.

"Records" means all Contracts, books, records and other documents and information (including computer and electronic records, computer programmes, tapes, diskettes, data processing software and related property and rights and, to the extent obtainable by way of existing software

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                     - 17 -


                                                                    CONFIDENTIAL

controlled by the Seller, hard copies of such information) maintained by or on behalf of the Sellers evidencing or otherwise relating to any Receivables, Related Security or any other Purchased Assets sold or intended to be sold by the Sellers to the Purchaser, or relating to the related Obligors, and, after the purchase of any such Receivables, Related Security or other Purchased Assets by the Purchaser, shall include all such records, information and material maintained or required to be maintained by the Servicer in respect thereof by the Credit and Collection Policies or otherwise.

"Related Document" means any Periodic Report, any Purchase Notice, any Credit Enhancement Agreement and any other written communication that has been delivered by the Sellers to the Purchaser or the Securitization Agent in connection herewith.

"Related Security" means, with respect to a Receivable:

      (a) all of the related Seller's right, title and interest in and to the goods or services (including returned goods, if any), the sale, provision or distribution of which gave rise to such Receivable;

      (b) all security interests, hypothecs or liens, and all property subject thereto, from time to time securing or purporting to secure payment of the Receivable, whether pursuant to the related Contract or otherwise;

      (c) all of the related Seller's right, title and interest in, to and under all guarantees, indemnities, letter of credit, insurance policies (including any insurance policy or other contract of insurance issued by the Insurer or any other Person), all payments and proceeds made or received under any such guarantee, indemnity, letter of credit or insurance policy, and all other agreements or arrangements of whatsoever character from time to time supporting or securing payment of the Receivable, whether pursuant to the related Contract or otherwise;

      (d)   all Records  relating to the  Receivable or to any of the foregoing;
            and

      (e) all proceeds of or relating to the foregoing, including to the Receivable.

"Required Balance" means, on any day and in respect of each currency, the greater of: (i) the sum of the Loss Reserve Amount, the Dilution Reserve Amount, the Coupon Reserve Amount and the Servicing Fee Reserve Amount; and (ii) 40% of the highest amount calculated in accordance with clause (i) hereof on any day in the 12 months prior thereto.

"Reserve Account" has the meaning ascribed thereto in Section 3.2(a).

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

"Securitization Agent" means Efficient Capital Corporation, in its capacity as Securitization Agent of the Purchaser, its successors and any replacement Securitization Agent that may be appointed by the Purchaser from time to time.

"Securitization Agent Purchase Confirmation" has the meaning ascribed thereto in
Section 2.1(a).

"Sellers" means the Canadian Seller, MNI and MNSI and "Seller" means any one of the Sellers.

"Seller's Account" means with respect to the Canadian Seller account *Subject to Request for Confidential Treatment; Separately Filed with the Commission*; with respect to MNI account *Subject to Request for Confidential Treatment; Separately Filed with the Commission*; and with respect to MNSI account *Subject to Request for Confidential Treatment; Separately Filed with the Commission*or such other accounts designated by notice from a Seller to the Purchaser as such Seller's Account for the purposes hereof.

"Sellers' Amounts" has the meaning ascribed thereto in Section 3.1(e).

"Sellers' Auditors" means Deloitte & Touche LLP or such other nationally recognized firm of chartered accountants acting as the Sellers' auditors.

"Service Transfer" has the meaning specified in Section 5.11.

"Servicer" means the Canadian Seller until a Service Transfer and, at any time thereafter, shall mean the Stand-By Servicer.

"Servicer Termination Event" has the meaning ascribed thereto in Section 5.9.

"Servicing Fee Reserve Amount" means, on any day and in respect of each currency, an amount equal to the product of (a) the aggregate Outstanding Principal Balance of all Purchased Receivables denominated in such currency as at the open of business on such day, (b) 2% and (c) the quotient of the DSO on such day for the related currency divided by 365.

"Stand-By Servicer" means Canadian Bonded Credits Limited or such other servicer as may be designated by the Purchaser in accordance with Section 5.12 from time to time, and its successors and permitted assigns.

"Subsidiary", in respect of a specified Person, means any other Person that is either more than 20% owned by the specified Person or of which the specified Person controls day-to-day operations or of which the specified Person has effective management control of the Person.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

"Tax" and "Taxes" means any withholding, stamp, income, business, general corporation, large corporations, property, capital, excise, customs, goods and services, sales, consumption, value added, harmonized or other tax, duty, impost, fee, levy, assessment or other governmental charge, and any related penalties or interest.

"US GAAP" means United States Generally Accepted Accounting Principles as adopted by the Financial Accounting Standards Board from time to time, consistently applied.

"United States" means the United States of America, any State of the United States, the District of Columbia, Puerto Rico and the United States Virgin Islands.

"United States Dollars" or "USD" means the lawful currency of the United States.

1.2 Extended Meanings

            Words importing the singular shall include the plural and vice versa, words importing gender shall include all genders, and words importing natural persons shall include all Persons. Every use of the word "including" herein shall be construed as meaning "including, without limitation".

1.3 Headings, Sections, Etc.

            The division of this Agreement into Articles, Sections and Exhibits, the insertion of headings and the provision of a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement (including the Exhibits hereto) and not to any particular Article, Section, Exhibit or other portion of this Agreement and shall include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, or except where otherwise specifically provided, references herein to Articles, Sections or Exhibits are references to the specific Articles, Sections and Exhibits of or to this Agreement.

1.4 Accounting Principles

            Where the character or amount of any asset or liability or item of revenue or expense is required to be determined for accounting purposes, or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis. Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be Canadian GAAP, except that in the case of the Canadian Seller, on a consolidated basis, such reference may be to US GAAP in the circumstance where the Canadian Seller, on a consolidated

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

basis, has elected to use US GAAP and not Canadian GAAP, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles.

1.5 Currency

            All amounts stated herein are in Canadian Dollars, unless otherwise expressly stated.

1.6 Payments

            Unless otherwise indicated, all amounts required hereby to be paid to any party or deposited to any account are to be paid or deposited, as the case may be, in immediately available funds at the place specified for such payment or deposit.

1.7 Non-Business Days

            Unless provided to the contrary herein, if any payment to be made hereunder shall be due, any period of time would begin or end, any calculation is to be made or any other action is to be taken on, or as of, or from a period ending on, a day other than a Business Day, such payment shall be made, such period of time shall begin or end, such calculation shall be made and such other actions shall be taken, as the case may be, on or as of the next succeeding Business Day.

1.8 Computation of Time Periods

            Unless otherwise indicated, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding".

1.9 Months; Days

            When reference is made herein to a month or a day, unless otherwise stated it shall be construed to mean a calendar month or a calendar day, as the case may be.

1.10 Exhibits

            The following are the Exhibits attached to this Agreement, which are incorporated herein by reference and are deemed to be part of this Agreement:

         Exhibit A         -        Form of Assignment Agreement
         Exhibit B         -        Form of Purchase Notice
         Exhibit C         -        Form of Officer's Certificate

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

         Exhibit D         -        List of Offices Where Records Are Kept
         Exhibit E         -        Form of Periodic Report
         Exhibit F         -        Form of Quebec Assignment

                                    ARTICLE 2
                                    PURCHASES

2.1 Purchases

      (a) Subject to the terms and conditions hereof, from time to time prior to the Amortization Commencement Date, the Canadian Seller may, for and on behalf of the Sellers, by delivering a notice substantially in the form of Exhibit B (the "Purchase Notice") to the Securitization Agent on behalf of the Purchaser at or before 8:00 a.m. on the Business Day prior to the proposed Purchase Date specified in such Purchase Notice, require the Purchaser to: (i) in the case of Non-Quebec Eligible Receivables, purchase from the Sellers and/or their respective Subsidiaries the Non-Quebec Eligible Receivables, and the Related Security and Collections relating thereto, specified in such Purchase Notice; and (ii) in the case of Quebec Eligible Receivables, require the Purchaser to pay the Canadian Seller and/or its Subsidiaries an amount in respect of all Quebec Receivables which have become Quebec Eligible Receivables since the immediately preceding Purchase Date or, in respect of the first Purchase Notice, shall be an amount in respect of all Quebec Receivables which are Quebec Eligible Receivables on the Initial Purchase Date. Each Purchase Notice shall state the amount of the Outstanding Principal Balance of each Non-Quebec Eligible Receivable to be purchased by the Purchaser on the proposed Purchase Date and each Quebec Eligible Receivable in respect of which payment by the Purchaser shall be made on the proposed Purchase Date. On or prior to the first Business Day following the date that the Securitization Agent receives a Purchase Notice, the Securitization Agent shall, on behalf of the Purchaser, deliver a notice (the "Securitization Agent Purchase Confirmation") to the Canadian Seller, for and on behalf of the Sellers, confirming the purchase or upcoming  Payment,  respectively,  by the  Purchaser  and  specifying  that  the
Purchase Date of the related Receivables, and the Related Security and Collections relating thereto, specified in the Securitization Agent Purchase Confirmation shall be the date of such Securitization Agent Purchase Confirmation. Each such Securitization Agent Purchase Confirmation shall confirm the Outstanding Principal Balance of each Receivable to be purchased by, or in respect of which Payment is to be made by, the Purchaser on the relevant Purchase Date, the aggregate Purchase Amount and the amounts to be deducted from such aggregate Purchase Amount pursuant to Sections 2.1(b) and (c). It shall be a condition precedent to any Purchase pursuant to a Purchase Notice that there is sufficient cash on deposit in the applicable Collection Account (excluding any Sellers' Amounts and after the payment in full of the amounts referred to in
Section 3.1(f)) which, together with other amounts available to the Purchaser, is sufficient to pay the Purchase Price or Payment Price, as applicable, for such Purchase.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (b) Provided that no Purchase Limit would be exceeded and that the conditions precedent set out in Sections 6.1 and 6.2 have been satisfied, upon receipt by the Securitization Agent on behalf of the Purchaser of the Purchase Notice there shall exist a binding agreement between the Purchaser and the Sellers for the purchase and sale on a fully-serviced basis of the Non-Quebec Eligible Receivables, and the Related Security and Collections relating thereto, specified in such Purchase Notice, at a purchase price (the "Purchase Price") comprised of (i) an immediate cash payment to the Canadian Seller in an amount equal to the aggregate Purchase Amount of the Non-Quebec Eligible Receivables specified in the Purchase Notice (to be paid in the appropriate currency or currencies, as applicable) minus the amounts referred to in Sections 2.1(d)(i) to (vi) plus (ii) a deferred amount to be paid to the Canadian Seller from time to time in accordance with Sections 3.2(b) and 9.2.

      (c) Provided that no Purchase Limit would be exceeded and that the conditions precedent set out in Sections 6.1 and 6.2 have been satisfied, upon receipt by the Securitization Agent on behalf of the Purchaser of a Purchase Notice the Purchaser shall pay (the "Payment") a payment price (the "Payment Price") comprised of (i) an immediate cash payment to the Sellers in an amount equal to the aggregate Purchase Amount of the Quebec Eligible Receivables specified in the Purchase Notice (to be paid in the appropriate currency or currencies, as applicable) minus the amounts referred to in Sections 2.1(d)(i) to (vi) plus (ii) a deferred amount to be paid to the Sellers from time to time in accordance with Sections 3.2(b) and 9.2.

      (d) On each Purchase Date under this Section 2.1, subject to the terms hereof, the Purchaser shall pay to the applicable Sellers the Purchase Amount in respect of the Purchase by depositing to the Sellers' Accounts the related Purchase Amount, less the following amounts which the Sellers, hereby irrevocably direct the Purchaser to deduct from the amounts to be deposited to the Sellers' Accounts and to deposit or pay such deducted amounts in accordance with the following, and in the following order:

            (i) deposit to the applicable Disbursement Account an amount equal to any fees or premium then due under any Credit Enhancement Agreement due to the relevant Credit Enhancer;

            (ii) deposit to the applicable Reserve Account an amount equal to the amount necessary to maintain on deposit in such Reserve Account the Required Balance;

            (iii) deposit to the  applicable  Collection  Account the  aggregate
                  Dilution Amounts for all Dilutions recognized prior to such Purchase Date in respect of which Dilution Amounts have not yet been deposited to such Collection Account;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            (iv) deposit to the applicable Disbursement Account an amount equal to the Program Fee in respect of such Purchase Date, together with the Program Fees in respect of prior Purchases which have not yet been deposited to such Disbursement Account as required pursuant to this Section 2.1(d)(iv);

            (v)   pay to the Securitization Agent any of the fees referred to in
                  Section 8.5 which remain unpaid for a period in excess of 30 days from the due date thereof; and

            (vi) deposit to the applicable Disbursement Account an amount equal to any expenses due to third parties that are specifically attributable to Purchases made hereunder including expenses relating to renewals, filings and other registrations and of the Rating Agency, provided, however, that the Canadian Seller has, for and on behalf of the Sellers, provided its prior written approval (which may be withheld in its discretion) of other third party expenses where such expenses in the aggregate exceed CAD35,000.

Upon such payments and deposits being made, all of the Sellers' right, title and interest in, to and under the Non-Quebec Purchased Receivables listed in the Securitization Agent Purchase Confirmation in respect of such Purchase, and all of the Related Security and Collections with respect thereto, and all Proceeds of, from or with respect to any or all of the foregoing, shall, without any further action on the part of the Sellers or the Purchaser, be sold, transferred and assigned to, and vested in, the Purchaser and the Sellers shall be deemed to represent and warrant to the Purchaser that each of the (i) Non-Quebec Purchased Receivables sold by the Sellers to the Purchaser pursuant to such Purchase is an Eligible Receivable on the Purchase Date and (ii) Quebec Purchased Receivables, in respect of which Payment has been made by the Purchaser to the Canadian Seller, is an Eligible Receivable on the Purchase Date.

      (e) No Purchase of a Receivable may be made hereunder if, after giving effect thereto, the Program Amount in respect of all Purchased Receivables denominated in Canadian Dollars would exceed CAD6 million or the Program Amount in respect of Purchased Receivables denominated in United States Dollars would exceed USD34 million, or such greater amounts as may be approved in writing from time to time by each of the Securitization Agent, the Purchaser and the Credit Enhancer (the "Purchase Limit").

2.2 Quebec Receivables

            The Canadian Seller shall, on the date of the Initial Purchase, execute the Quebec Assignment. Forthwith after the Quebec Amortization Commencement Date, the Purchaser shall amend, or cause to be amended, any registrations in respect of the Quebec Assignment so that it will no longer apply to Quebec Receivables arising after the Quebec Amortization

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

Commencement Date. For greater certainty, to the extent that there is any inconsistency between this Agreement and the Quebec Assignment, the Quebec Assignment shall govern.

2.3 List of Obligors and Credit Limits and Daily Program Operation

      (a) On the date hereof, the Canadian Seller shall provide, and from time to time the Canadian Seller may provide, for and on behalf of the Sellers, the Securitization Agent with a list of Obligors in respect of which the credit limit for each such Obligor is to exceed the Discretionary Limit setting forth the name, address and proposed credit limit for each such Named Obligor for approval by the Securitization Agent (any such list, as approved by the Securitization Agent and as amended from time to time by the Securitization Agent, shall be a "Named Obligor List" for the purposes hereof) and a list of Discretionary Obligors setting forth the name and address of each Discretionary Obligor. The credit limit for each Discretionary Obligor shall be the Discretionary Limit unless the list of Discretionary Obligors specifies a lower credit limit in respect of such Discretionary Obligor in which case such credit limit shall apply to such Discretionary Obligor.

      (b) Following the Initial Purchase Date and prior to the termination of the Canadian Seller as Servicer hereunder, from time to time on a periodic basis agreed to by the Canadian Seller and the Purchaser (which shall be not less than monthly), the Canadian Seller shall provide the Securitization Agent with a Periodic Report.

                                   ARTICLE 3
                              PAYMENTS AND ACCOUNTS

3.1 Collection Account

      (a) The Securitization Agent shall establish and maintain in the name of the Purchaser, a Canadian Dollar account and a United States Dollar account at an Eligible Institution in Toronto to be designated as the collection accounts (each a "Collection Account") which accounts shall be separate and segregated from the Securitization Agent's own assets. If at any time the institution at which the Collection Accounts are maintained ceases to be an Eligible Institution, the Securitization Agent shall, within 10 days thereafter, establish substitute accounts at an Eligible Institution in Toronto and transfer any funds in the Collection Accounts to such substitute accounts, and from the date any such substitute account is established and funds are transferred, such substitute account shall be a Collection Account hereunder.

      (b) The Collection Accounts shall be administered by the Securitization Agent pursuant to the terms hereof.

      (c) On the date of the initial Purchase of Receivables owing by a particular Obligor, and until the Final Collection Date, the Servicer shall direct such Obligor to make payments in

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

respect of all Receivables owing by such Obligor to the relevant Seller or the Purchaser, including Purchased Receivables, by delivery of cheques directly to, in the case of the Canadian Seller, for "Dispatch" related invoices, "Mitel Networks Corporation, *Subject to Request for Confidential Treatment; Separately Filed with the Commission*" and for "SAP" related invoices "Mitel Networks Corporation, *Subject to Request for Confidential Treatment; Separately Filed with the Commission*", in the case of MNI, "Mitel Networks, Inc. *Subject to Request for Confidential Treatment; Separately Filed with the Commission*" and, in the case of MNSI, "Mitel Networks Solutions, Inc. *Subject to Request for Confidential Treatment; Separately Filed with the Commission*" (or such other P.O. box or account addresses as may be designated in writing from time to time by the Securitization Agent) (collectively, the "Lockbox") or by way of direct deposit into the applicable Collection Account. The Sellers hereby covenant and agree that, to the best of their ability, they will cause all Obligors to make payments in respect of Receivables in accordance with the preceding sentence and in the event that the Sellers receive any such payments, they shall forthwith upon receipt, and in any event by no later than 4:00 p.m. (Toronto time) on the next following Business Day after the date of receipt thereof by the relevant Seller, deliver to the Purchaser all such payments by way of deposit to the Lockbox. Any Collections received by the Sellers shall be held in trust for the benefit of the Purchaser.

      (d) Except as otherwise required by Law or Contract, any payment made by an Obligor in respect of Receivables shall be applied to the Receivable to which such payment is specifically attributable. If any such payment is not specifically attributable to any particular Receivable:

            (i) if the Canadian Seller is the Servicer hereunder, such payment shall be applied in accordance with the Credit and Collection Policies provided that if the Credit and Collection Policies do not specify any such application, such payment shall be applied to the oldest outstanding Receivable (denominated in the same currency as such payment) owed by such Obligor until the same has been paid in full; and

            (ii) if the Canadian Seller is not the Servicer hereunder, such payment shall be applied (a) in accordance with the Obligor's remittance advice, (b) provided that such remittance advice is silent or does not apply, then in accordance with an agreement reasonably made between the relevant Seller and the Obligor regarding payment, or (c) provided that there is no agreement between the Seller and the Obligor regarding payment, then to the oldest outstanding Receivable (denominated in the same currency as such payment) owed by such Obligor until the same has been paid in full.

      (e) Promptly, following the receipt by the Securitization Agent of the Periodic Report and the prompt verification of the accuracy thereof by the Securitization Agent, all amounts

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                     - 26 -


                                                                    CONFIDENTIAL

applied in accordance with Section 3.1(d) to Receivables which are not Purchased Receivables ("Sellers' Amounts") shall be transferred to the Sellers' Accounts.

      (f) Amounts on deposit in the Collection  Accounts (excluding any Sellers'
Amounts)  that  relate  to  Purchased   Receivables  shall  be  applied  by  the
Securitization Agent in the following order of priority from time to time:

            (i) the amount of any interest on the Notes shall be paid to Noteholders when due;

            (ii) the amount of any fees or premium due under any Credit Enhancement Agreement shall be transferred to the applicable Disbursement Account when due;

            (iii) the  amount of any  principal  on the  Notes  shall be paid to
                  Noteholders when due;

            (iv) the amount of any fees due to the Stand-By Servicer or any other replacement Servicer hereunder shall be paid to the Stand-By Servicer or such other replacement Servicer when due;

            (v) prior to the Amortization Commencement Date, the amount of any Program Fee shall be paid to the Securitization Agent when due; and

            (vi) to the extent that an amount has been transferred from a Reserve Account to a Collection Account pursuant to Section 3.2(c)(iii) on a prior date, such amount shall be transferred back to such Reserve Account.

3.2 Reserve Accounts

      (a) The Securitization Agent shall establish and maintain in the name of the Canadian Seller and MNI, accounts at an Eligible Institution to be designated as the reserve accounts (each a "Reserve Account"), which accounts shall be separate and segregated from the Securitization Agent's own assets. Each of the Canadian Seller and MNI hereby grants to the Purchaser a security interest in all of its right, title and interest in and to the Reserve Accounts to secure the due and timely payment of the amounts required to be paid out of the Reserve Accounts to the Purchaser or otherwise payable by the Sellers to the Purchaser hereunder. If at any time the institution at which the Reserve Accounts are maintained ceases to be an Eligible Institution, the Securitization Agent shall, within 10 days thereafter, establish substitute accounts at an Eligible Institution and transfer any funds in the Reserve Accounts to such substitute accounts, and from the date any such substitute account is established and funds are transferred, such substitute account shall be a Reserve Account hereunder. All funds deposited in the Reserve Accounts shall be invested by the Securitization Agent in Eligible Investments.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

      (b) Until the Amortization Commencement Date, other than the occurrence of an Amortization Commencement Date set out in Sections 7.1(i), (j) or (t) or as a result of the Canadian Seller designating an Amortization Commencement Date pursuant to clause (c) of the definition of "Amortization Commencement Date", on each Purchase Date, after the completion of all Purchases on such Purchase Date, an amount equal to the amount by which (i) the amount on deposit in a Reserve Account on such Purchase Date after the payment and distribution of all amounts provided for under Section 2.1 exceeds (ii) the Required Balance on such Purchase Date, shall be paid to the Canadian Seller or MNI, as the case may be, by transferring such amount to the applicable Sellers' Account. Upon the occurrence of an Amortization Commencement Date that results from the occurrence of an Amortization Event set out in Sections 7.1(i), (j) or (t) or as a result of the Canadian Seller designating an Amortization Commencement Date pursuant to clause (c) of the definition of "Amortization Commencement Date" and to the Final Collection Date, amounts shall be paid to the Canadian Seller provided that the amount remaining in each Reserve Account is equal to the lesser of (i) the Required Balance in the same currency as the Reserve Account and (ii) 110% of the aggregate Outstanding Principal Balance of all Purchased Receivables in the same currency as the Reserve Account. On the Business Day immediately following the Final Collection Date, all amounts remaining on deposit in the Reserve Account after the payment in full of all amounts referred to in Section 3.2(c) shall be paid to the Canadian Seller or MNI, as the case may be, by transferring such amount to the applicable Sellers' Account.

      (c) Amounts on deposit in the Reserve Accounts shall be applied by the Securitization Agent to satisfy the following:

            (i) if the Servicer or the Securitization Agent determines that there is a Credit Loss that is not a Non-Qualifying Loss, (A) the full amount of such Credit Loss shall be transferred from the Reserve Account to the applicable Collection Account up to a maximum aggregate amount of CAD150,000 or the equivalent in United States Dollars (as the case may be) in any Program Year and (B) 10% of such Credit Loss shall be transferred from such Reserve Account to such Collection Account to the extent of any Credit Losses in any Program Year in excess of such maximum aggregate amount;

            (ii) payments equal to the aggregate of all then outstanding Non-Qualifying Losses;

            (iii) to the extent  that the  amount on  deposit in the  applicable
                  Collection Account (excluding any Sellers' Amounts) is insufficient to pay interest (imputed or otherwise) on the Notes when due, an amount equal to such deficiency shall be transferred from the applicable Reserve Account to such Collection Account;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

            (iv) on or after the Amortization Commencement Date, the Dilution Amount in respect of any Dilution shall be transferred from the applicable Reserve Account to the applicable Collection Account;

            (v) prior to the Amortization Commencement Date and on the Final Collection Date, to the extent that the amount on deposit in the applicable Collection Account (excluding any Sellers' Amounts) is insufficient to pay the Program Fee when due, an amount equal to such deficiency shall be transferred from the applicable Reserve Account to such Collection Account; and

            (vi)  to pay the fees of any replacement Servicer.

3.3 Disbursement Account

      (a) The Securitization Agent shall establish and maintain in the name of the Purchaser accounts at an Eligible Institution in Toronto to be designated as the disbursement accounts (each a "Disbursement Account"), which accounts shall be separate and segregated from the Securitization Agent's own assets. If at any time the institution at which the Disbursement Accounts are maintained ceases to be an Eligible Institution, the Securitization Agent shall, within 10 days thereafter, establish substitute accounts at an Eligible Institution in Toronto, Ontario and transfer any funds in the Disbursement Accounts to such substitute accounts, and from the date any such substitute account is established and funds are transferred, such substitute account shall be the Disbursement Account hereunder.

      (b) The Disbursement Accounts shall be administered by the Securitization Agent pursuant to the terms hereof.

      (c)  Amounts  shall  be  deposited  into  the  Disbursement   Accounts  in
accordance with Sections 2.1(d)(i), (iv) and (vi).

      (d) Amounts on deposit in the Disbursement Accounts shall be applied by the Securitization Agent in the following manner from time to time:

            (i)   the  amount  of any fees or  premiums  due  under  any  Credit
                  Enhancement Agreement shall be paid to the relevant Credit Enhancer when due;

            (ii) any expenses of the Purchaser due to third parties that are specifically attributable to Purchases made hereunder, including expenses relating to renewals, filings and other registrations and of the Rating Agency, shall be paid to such third parties when due; provided, however, that the Canadian Seller has, for and on behalf of the Sellers, provided its prior written

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                  approval (which may be withheld in its discretion) of other third party expenses where such expenses in the aggregate exceed CAD35,000; and

            (iii) prior to the Amortization Commencement Date, the amount of any
                  Program Fee due to the Securitization Agent shall be paid to the Securitization Agent when due.

3.4 Dilutions

      (a) If on any day prior to the Amortization Commencement Date there is a Dilution, the relevant Dilution Amount shall be deducted from Purchase Amounts on subsequent Purchase Dates in accordance with Section 2.1(b) and shall be transferred from the applicable Reserve Account to the applicable Collection Account pursuant to Section 3.2(c)(iv). Each Seller shall treat the amount of any such deductions as a refund of a portion of the Purchase Price or Payment Price, as applicable, paid by the Purchaser to such Seller in respect of the relevant Purchased Receivable to which the Dilution relates.

      (b) Any Collection in respect of a Dilution for which the Dilution Amount has been deducted from Purchase Amounts or the Dilution Amount has been transferred from a Reserve Account to a Collection Account pursuant to Section 3.2(c)(iv) shall be deemed to be a Collection in respect of a Receivable that is not a Purchased Receivable for the purposes of Sections 3.1(d) and (f) and the amount of any such Collection shall be transferred from such Collection Account to the applicable Sellers' Account.

3.5 Repurchases for Breach of Representations and Warranties

      (a) If any representation or warranty in Section 4.1(k) or (l) is not true, or is determined not to have been true as of any Purchase Date, with respect to a Purchased Receivable, or the Contract, Related Security or Collections related thereto, such Receivable shall cease to be a Purchased Receivable and, together with the Related Security and Collections related thereto, shall thereupon be sold, assigned and transferred to the applicable Seller without recourse or warranty (expressed, implied, statutory or otherwise) and without the need for any formal or other instrument of assignment for a purchase price equal to the Outstanding Principal Balance of such Purchased Receivable, which amount shall for all purposes hereof be deemed to be a Collection of such Purchased Receivable.

      (b) The parties acknowledge that, notwithstanding any other provision hereof, the Sellers shall have no authority to reduce, amend, extend the maturity of or otherwise modify or waive any term of any Purchased Receivable (other than in accordance with the terms of the Contract or the Credit and Collection Policy or in the Canadian Seller's capacity as Servicer as permitted by this Agreement) in any manner that materially adversely affects the collectibility of such Purchased Receivable or the Related Security or Collections with respect thereto. Insofar as the Sellers so reduce, extend, amend or otherwise modify a Purchased Receivable or related

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

Contract in breach of this Section 3.5(b) without the Purchaser's prior consent, the relevant Seller will be obliged to repurchase the Purchased Receivable at a purchase price equivalent to the Outstanding Principal Balance thereof prior to any such reduction, extension, amendment or other modification.

3.6 Deemed Collections

            The parties acknowledge that the deemed receipt of a Collection of all or part of a Purchased Receivable pursuant to Sections 3.4 and 3.5 shall not in any way impair or otherwise affect any contractual or other right of the relevant Seller or the Purchaser as against the Obligor of such Purchased Receivable or any other Person (other than the relevant Seller or the Purchaser), and no such Obligor or other Person shall derive any benefit by virtue of such deemed receipt.

                                   ARTICLE 4
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1 Representations and Warranties of the Sellers

            Each Seller hereby represents and warrants to the Purchaser on a continuous basis, and acknowledges that the Purchaser is relying on such representations and warranties in entering into this Agreement and in making each Purchase hereunder, notwithstanding any investigations or otherwise, that:

      (a) each Seller is a corporation validly organized and existing and in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority to own its properties and assets and is duly qualified to do business and is in good standing in each jurisdiction where the failure to so qualify or maintain such good standing, singularly or in the aggregate, could have a Material Adverse Effect;

      (b) each Seller has full corporate power and authority to execute and deliver this Agreement and the Related Documents (to which it is a party) and to do all acts and things required or contemplated to be done by it hereunder or thereunder;

      (c) each Seller has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the Related Documents (to which it is a party) and the performance by it of its obligations hereunder and thereunder and of the transactions contemplated hereby and thereby;

      (d) the execution and delivery by each Seller of this Agreement and the Related Documents (to which it is a party) and the performance by each Seller of its

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            obligations   hereunder  and  thereunder  and  of  the  transactions
            contemplated hereby and thereby, do not and will not contravene, breach, constitute a default under, violate or conflict with:

            (i)   each   Seller's   constating   documents  or  by-laws  or  any
                  resolution   passed   by  its  board  of   directors   or  its
                  shareholders;

            (ii) any Law applicable to the relevant Seller which could have a Material Adverse Effect;

            (iii) any  material  indenture,  loan or  credit  agreement,  lease, mortgage, security agreement, bond, note, contract or other agreement or instrument to which the relevant Seller is a party or by which it or its property is bound; or

            (iv) any order, writ, judgment, award, injunction or decree binding on the relevant Seller or affecting its properties,

            and do not and will not result in or require the creation of any Lien upon or with respect to any of its properties;

      (e) each of this Agreement and the Related Documents (to which it is a party) has each been duly executed and delivered by each Seller;

      (f) each of this Agreement and the Related Documents (to which it is a party) is a legal, valid and binding obligation of each Seller and is enforceable against each Seller by the other parties hereto and thereto in accordance with its respective terms subject to bankruptcy, insolvency, reorganization, winding-up, moratorium and other laws generally affecting the rights of creditors and the fact that specific performance and injunction are equitable remedies available only in the discretion of the court;

      (g) no transaction contemplated by this Agreement requires compliance with any bulk sales act or similar Law;

      (h) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is necessary in connection with the execution and delivery by each Seller of this Agreement and the Related Documents (to which it is a party), or the performance by each Seller of its obligations hereunder or thereunder or of the transactions contemplated hereby or thereby, or to give legal effect to the same, except for the filing of the assignments, financing statements and similar instruments referred to in Section 6.1(g);

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (i) the Records are current in all material respects to their relevant date and reflect all material transactions between each Seller and the Obligors under the related Purchased Receivables and any other Person in respect thereof in accordance with the Credit and Collection Policies;

      (j) other than the provision to Obligors of the Purchased Receivables or the Obligors under the Related Security related thereto of actual notice of the sale, transfer and assignment thereof to the Purchaser, all filings, recordings, notifications, registrations or other actions under all applicable Laws, including the PPSA, have been made or taken, and all approvals obtained, in each jurisdiction where necessary or appropriate (and where permitted by applicable
            Law) to give legal effect to the transactions contemplated by this Agreement and the Related Documents and to validate, preserve, perfect and protect the Purchaser's ownership interest in and rights to collect any and all of the Purchased Assets, including the right to enforce the Related Security related thereto;

      (k) upon the Purchase thereof under this Agreement, each Receivable which is subject to such Purchase is an Eligible Receivable and each Eligible Receivable and the related Contract and Related Security related thereto will be owned by the Purchaser free and clear of any Lien including any lien referred to in clause (a) of the definition of "Permitted Encumbrances";

      (l) no financing statement, registration, recording, filing or other document similar in effect against, or naming, the relevant Seller as debtor, seller, transferor or assignor relating to any Purchased Receivable or any Contract or Collections relating thereto is on file except in favour of the Purchaser;

      (m) there are no actions, suits or proceedings existing or pending, or to the knowledge of the relevant Seller, threatened, against or affecting the relevant Seller or any of its property at law, in equity or before any Governmental Authority or arbitration tribunal or alternative dispute resolution mechanism that, if adversely determined, could have a Material Adverse Effect, and each Seller is not in default with respect to any Law or order of any Governmental Authority, which default could have a Material Adverse Effect;

      (n) no default has occurred and is outstanding under any agreement, instrument, indenture or trust deed to which the relevant Seller is a party, which default could have a Material Adverse Effect;

      (o) the Canadian Seller's chief place of business and chief executive office is located at 350 Legget Drive, Ottawa, Ontario K2K 2W7;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (p) there is no federal, provincial or local Law or ordinance under which any Taxes (other than Taxes on income of the Purchaser) are required to be paid or remitted by the Purchaser in respect of any of the Purchased Assets, nor will the Purchaser be required to make any deduction, withholding or remittance of Taxes with respect to any payment or remittance to be made by or on behalf of it on its own behalf, on behalf of the Purchaser or on behalf of any Obligor;

      (q) all factual information, including all Periodic Reports, furnished by or on behalf of the Sellers to the Purchaser, the Credit Enhancer or the Securitization Agent for purposes of, or in connection with, this Agreement or any transaction contemplated hereby is, when taken as a whole, and all other factual information hereafter furnished by or on behalf of the Sellers to the Purchaser, the Credit Enhancer or the Securitization Agent will be, when taken as a whole, true and accurate in all material respects on the date as of which such information is dated or certified and (in the case of any such information furnished prior to the date hereof) as of the date hereof (unless such information relates to an earlier date, in which case such information, when taken as a whole, shall be true and accurate in all material respects as of such earlier date), and is not, or shall not be, as the case may be, when taken as a whole, incomplete by omitting to state any material fact necessary to make such information not misleading;

      (r) the Sellers are treating the sale, transfer and assignment of the Purchased Assets to the Purchaser under this Agreement as a sale for all purposes;

      (s)   the  financial  statements  furnished to the  Purchaser  pursuant to
            Section 5.6(q) have been prepared in accordance with generally accepted accounting principles and present fairly the assets, liabilities and financial position of the Sellers on a consolidated basis as at the date thereof, and there has been no material adverse change in the financial position of the Sellers on a consolidated basis from that reflected in the most recent financial statements provided by Sellers to the Purchaser;

      (t) to the knowledge of the relevant Seller, no Amortization Event has occurred and is continuing;

      (u) the transactions contemplated by this Agreement comply in all material respects with all laws and regulations in Canada and the United States regarding the collection, use and disclosure of personal information, including for greater certainty the Personal Information Protection and Electronic Documents Act (Ontario) and all other privacy laws and regulations of the individual Provinces and the Federal Government of Canada and the United States;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

      (v) the Canadian Seller is duly licensed to collect provincial sales Tax and harmonized Tax in all applicable provinces of Canada and each of MNI and MNSI are duly licensed to collect any similar Tax in the United States; and

      (w) each Seller: (i) is acting for its own account; (ii) has made its own independent decisions to enter into the transactions contemplated hereby and as to whether such transactions are appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary; (iii) is not relying on any communication (written or oral) of the Securitization Agent or the Purchaser as investment advice; and (iv) understands that no communication (written or oral) received from the Securitization Agent or the Purchaser will be deemed to be an assurance or guarantee as to the expected results of such transactions.

4.2 Representations and Warranties of the Purchaser

            The Purchaser hereby represents and warrants to the Sellers on a continuous basis, and acknowledges that the Sellers are relying on such representations and warranties in entering into this Agreement and making any sales hereunder, notwithstanding any investigations or otherwise, that:

      (a) the Purchaser is a trust established under the laws of the Province of Ontario;

      (b) the Purchaser has full power and authority to execute and deliver this Agreement and the Related Documents (to which it is a party) and to do all acts and things required or contemplated to be done by it hereunder or thereunder;

      (c) the Purchaser has taken all necessary action to authorize the execution and delivery of this Agreement and the Related Documents (to which it is a party), and the performance by the Purchaser of its obligations hereunder and thereunder and of the transactions contemplated hereby and thereby;

      (d) this Agreement and the Related Documents (to which it is a party) have been duly executed and delivered by the Purchaser;

      (e) each of this Agreement and the Related Documents (to which it is a party) is the legal, valid and binding obligation of the Purchaser and is enforceable against the Purchaser by the other parties thereto in accordance with its terms subject to bankruptcy, insolvency, reorganization, winding-up, moratorium and other laws generally affecting the rights of creditors and the fact that specific performance and injunction are equitable remedies available only in the discretion of the court;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (f) the Purchaser is not, and no beneficiary of the Purchaser will be, a non-resident of Canada within the meaning of the Income Tax Act (Canada);

      (g) the execution and delivery by the Purchaser of this Agreement and the Related Documents (to which it is a party), and the performance by it of its obligations hereunder and thereunder and of the transactions contemplated hereby and thereby, do not and will not contravene, breach, constitute a default under, violate or conflict with:

            (i)   the Purchaser's declaration of trust;

            (ii) any Law applicable to the Purchaser which could have a Material Adverse Effect;

            (iii) any  material  indenture,  loan or  credit  agreement,  lease, mortgage, security agreement, bond, note, contract or other material agreement or instrument to which the Purchaser is a party or by which it or its property is bound; or

            (iv) any order, writ, judgment, award, injunction or decree binding on it or affecting the Purchaser's property;

      (h) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is necessary in connection with the execution and delivery by the Purchaser of this Agreement or the Related Documents (to which it is a party), or the performance by the Purchaser of its obligations hereunder and thereunder or of the transactions contemplated hereby or thereby, or to give legal effect to the same other than such as have been obtained;

      (i) there are no actions, suits or proceedings existing or pending, or to the knowledge of the Purchaser, threatened, against or affecting the Purchaser or any of its property at law, in equity or before any Governmental Authority or arbitration tribunal or alternative dispute resolution mechanism that, if adversely determined, could have a Material Adverse Effect, and the Purchaser is not in default with respect to any Law or order of any Governmental Authority, which default could have a Material Adverse Effect; and

      (j) no default has occurred and is outstanding under any agreement, instrument, indenture or trust deed to which the Purchaser is a party, which default could have a Material Adverse Effect.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

4.3 Affirmative Covenants of the Sellers

            From the date of this Agreement until the Final Collection Date, unless each of the Purchaser and the Credit Enhancer otherwise consent in writing, each Seller covenants to:

      (a) comply with all Laws applicable to all or any of it, its business, its properties, the Purchased Receivables and the Related Security and Contracts related thereto, where the failure to do so could have a Material Adverse Effect;

      (b) preserve and maintain its corporate existence, rights, franchises and privileges and qualify and remain qualified to carry on business in each jurisdiction in which the failure to do so could have a Material Adverse Effect;

      (c) promptly notify the Purchaser of any amendment, limitation or restriction of any licence issued to the relevant Seller by a Governmental Authority relating to the carrying on by the relevant Seller of its business if such amendment, limitation or restriction could have a Material Adverse Effect;

      (d) timely and fully perform and comply in all material respects with all terms, covenants and other provisions required to be performed and observed by it under this Agreement and the Related Documents (to which it is a party) and under and in connection with all Eligible Receivables and Contracts;

      (e)   notify the  Purchaser in writing at least 30 Business  Days prior to
            (i) any change of address of the relevant Seller's chief place of business and/or chief executive office or (ii) any change in its corporate name;

      (f) other than notifications to Obligors, from time to time at the relevant Seller's expense, promptly execute and deliver all instruments, documents and make all renewals, filings and other registrations deemed necessary by the relevant Seller or requested by the Purchaser, acting reasonably, to maintain, perfect, protect or more fully evidence the Purchaser's interest in the Purchased Assets under this Agreement as against third parties or to enable the Purchaser to exercise or enforce any of its rights thereunder or under this Agreement;

      (g) treat the sale, transfer and assignment of the Purchased Assets to the Purchaser under this Agreement as a sale for all purposes and indicate in its books and records, including the Records, that the Purchased Assets have been sold to the Purchaser pursuant to this Agreement;

      (h) take all reasonable necessary steps to (i) perfect or protect the Purchasers' ownership of the Purchased Assets and (ii) obtain all discharges and releases

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            necessary to discharge or release any security interest or other rights or interests of any Person in the Purchased Assets other than those in favour of the Purchaser;

      (i) promptly upon becoming aware thereof, notify the Purchaser of (i) any Credit Losses, and (ii) litigation or other court or arbitration proceeding brought against the relevant Seller which could have a Material Adverse Effect; and

      (j) remain responsible and liable under the Contracts related to the Purchased Receivables and to fully perform each of its obligations and covenants thereunder.

4.4 Affirmative Covenants of the Canadian Seller

      (a) furnish to the Securitization Agent, the Purchaser (and the Credit Enhancer with respect to (i) only):

            (i) forthwith upon the occurrence of, or upon becoming aware of, any Amortization Event or any event or the existence of any fact which, with the giving of notice or lapse of time or both, may constitute an Amortization Event, notice of any such Amortization Event or any such event or fact, together with a statement of its senior financial officer or accounting officer, on its behalf and without personal liability, setting forth details as to such Amortization Event or as to such fact or event and the action which it has taken and is proposing to take with respect thereto; and

            (ii) promptly, from time to time, such other documents, records, information or reports with respect to the Purchased Assets or the conditions or operations, financial or otherwise, of it (including, without limitation, reports with respect to the remittance of Taxes) as the Purchaser or the Securitization Agent may from time to time reasonably request;

      (b) on each 15th Business Day of each month or, upon receiving notice by the Purchaser within two days of the 15th Business Day of each month, no later than five days after receiving such notice, deliver to the Purchaser a certificate of the Canadian Seller in the form of Exhibit C dated as of such date and signed on its behalf by its Chief Financial Officer, Treasurer, Secretary, Corporate Controller or other officer as designated by the Canadian Seller from time to time; provided that such designee has some familiarity with the transactions contemplated hereby; and

      (c) perform all of the duties and covenants of the Servicer hereunder for so long as it may be designated as the Servicer.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

4.5 Negative Covenants of the Sellers

            From the date of this Agreement until the Final Collection Date, without the Purchaser's and the Credit Enhancer's prior written consent, each Seller covenants that it will not:

      (a) take any action that may cause the validity or effectiveness of the sales, transfers and assignments of the Purchased Assets provided for in this Agreement to be impaired or to take any action or omit to take any steps that may result in, or create or suffer to exist, any Lien extending to or otherwise arising upon the Purchased Assets or any part thereof or any interest therein or the proceeds thereof;

      (b) except as otherwise provided herein, purport to sell, transfer or assign (by operation of law or otherwise) or otherwise dispose of any Purchased Assets or any account to which any Collections are deposited, or assign any right to receive income in respect of any thereof; or

      (c) enter into any transaction of reorganization, consolidation, amalgamation, merger or arrangement or sell all or substantially all of its undertaking, property and assets (any of the foregoing events being referred to in this Section as a "Transaction"), without providing at least that number of days prior written notice equal to the lesser of (i) 60 days and (ii) the then current weighted average DSO calculated in accordance with Section 7.1(p) plus 15 days to each of the Purchaser, the Credit Enhancer and the Securitization Agent and, if such Transaction could have a Material Adverse Effect, the Purchaser shall have the right upon receiving notice of such Transaction to designate the Amortization Commencement Date to occur effective on the date specified by the Securitization Agent by notice in writing to the Canadian Seller; provided, however, that the Canadian Seller shall have the right to provide written notice to the Purchaser, the Credit Enhancer and the Securitization Agent on or before 5:00 p.m. (Toronto time) on the second Business Day after the receipt by the Canadian Seller of the Securitization Agent's notice to inform the Securitization Agent that as a result of the Securitization Agent's notice the Sellers will not proceed with the Transaction in which event the Securitization Agent's notice and the Seller's notice of the Transaction shall both be deemed to be retracted, null and void. If such notice is given by the Securitization Agent, none of the Sellers shall complete such Transaction earlier than the date that the Transaction was specified to occur in the notice of such Transaction sent by the relevant Seller to the Purchaser.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

4.6 Affirmative Covenants of the Purchaser

            Each of the Purchaser and the Securitization Agent covenants that it will, in accordance with and subject to the terms of this Agreement:

      (a) duly and punctually perform each of its agreements, covenants and obligations under this Agreement;

      (b) promptly following receipt thereof, provide the Canadian Seller with copies of any notices received from the Insurer;

      (c)   co-operate   with   the   Servicer   to   diligently   resolve   any
            reconciliation discrepancy arising from Section 5.7(e)(i);

      (d) (i) use its reasonable commercial efforts to ensure that the Canadian Seller receives favourable off-balance sheet treatment;
            (ii) ensure that the Canadian Seller will not be in a position where it will be required to consolidate more than its own assets under Canadian and United States generally accepted accounting principles as such principles exist at the date hereof; and (iii) use its best efforts to ensure that the Canadian Seller will not be in a position where it will be required to consolidate more than its own assets as a result of a change in Canadian or United States generally accepted accounting principles from those that exist on the date hereof;

      (e)   promptly notify the Canadian Seller in writing of:

            (i) the occurrence of any event which results in the assets sold by the Sellers to the Purchaser and forming part of the Purchaser's Assets representing less than 50% of the Purchaser's total assets;

            (ii)  from and  after  the  occurrence  of an event  referred  to in
                  Section 4.6(e)(i), the occurrence of any event which would result in the assets sold by the Sellers to the Purchaser and forming part of the Purchaser's Assets representing more than 50% of the Purchaser's total assets, such notice to be provided as far as possible in advance of the occurrence of such event; and

            (iii) any change in Canadian or United States  accounting  rules and regulations that would have an adverse effect on the balance sheet treatment of the transactions contemplated hereby; and

      (f) not make any amendment to the trust indenture dated April 19, 2004 between The Canada Trust Company, as trustee, and BNY Trust Company of Canada that

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            could adversely affect the Sellers in respect of the transactions contemplated hereby.

                                    ARTICLE 5
                          ADMINISTRATION AND COLLECTION

5.1 Designation of the Servicer

            By executing and delivering this Agreement, the Canadian Seller is designated as the Servicer until the first Service Transfer, and hereby agrees to perform the duties and obligations of the Servicer pursuant to the terms hereof. It is understood and agreed that the Purchaser has agreed to purchase the Purchased Receivables from the Sellers on a fully-serviced basis and that, so long as the Canadian Seller is the Servicer, payment of the purchase prices for the Purchased Receivables to the Sellers in the amounts, at the times and in the manner provided for in this Agreement shall constitute the Canadian Seller's full consideration therefor. Subject to the provisions hereof, the Servicer shall administer, service and collect the Purchased Assets, including the Purchased Receivables, as agent for the Purchaser until the Final Collection Date. The Servicer may, with the prior written consent of the Purchaser, Credit Enhancer, and the Rating Agency, as may be applicable, subcontract with any Person for the administration and collection of the Purchased Receivables; provided, however, that:

      (a) subject to prudent business practice, if the Servicer chooses to subcontract all or part of its servicing obligations hereunder, a first right of refusal to be appointed as the subcontractor shall be granted to Canadian Bonded Credits Limited of Toronto, Ontario or another replacement servicer acceptable to the Purchaser and the Securitization Agent, acting reasonably; and

      (b) upon appointment of any Person as subcontractor, the Servicer shall remain fully liable for the performance of the duties and obligations so subcontracted and all other duties and obligations of the Servicer pursuant to the terms of this Agreement.

5.2 Standard of Care

            The Servicer, as agent for the Purchaser (to the extent provided herein), shall perform its duties hereunder with reasonable care and diligence, using that degree of skill and attention that the Servicer exercises in managing, servicing, administering, collecting on and performing similar functions relating to comparable receivables that it services for itself or other Persons.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

5.3 Authorization of Servicer

            Without limiting the generality of the authority granted by the designation of any Person as Servicer, and subject to the other provisions hereof, the Servicer is hereby authorized and empowered by the Purchaser to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the ownership of the Purchased Assets by the Purchaser to collect all amounts due under any and all Purchased Receivables, including to execute and deliver, on behalf of the Purchaser and any subsequent assignees, including the Credit Enhancer, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Purchased Receivables or the Related Security related thereto and, after delinquency of any such Purchased Receivables and to the extent permitted under and in compliance with applicable law and regulations, to commence proceedings with respect to enforcing payment of such Purchased Receivables, and the Related Security and Contracts related thereto, and adjusting, settling or compromising the account or payment thereof, to the same extent as each Seller could have done if it had continued to own the Purchased Assets. The Purchaser shall furnish the Servicer with any powers of attorney and other documents that are within the ability of the Purchaser to furnish and which are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder as agent of the Purchaser.

5.4 Enforcement of Receivables

            The Servicer is authorized to enforce and protect the Purchaser's rights and interests in, to and under the Purchased Assets and the Purchaser's right to receive payment under the Contracts related thereto, and the Servicer may commence or defend proceedings in the name of the Purchaser (or any agent thereof, including the Servicer) for the purpose of enforcing or protecting any rights under any Purchased Assets or against an Obligor personally. In no event shall the Servicer be entitled to take any action that would make the Purchaser a party to any litigation without the Purchaser's express prior written consent except only to the extent necessarily incidental to the enforcement by the Servicer of any of the Purchased Assets.

5.5 Assignment for Purpose of Enforcement

            If the Servicer  shall  commence a legal  proceeding  to enforce any rights under any of the Purchased Assets or against an Obligor personally in accordance herewith, the Purchaser shall thereupon be deemed to have automatically assigned the applicable Purchased Receivable or Related Security related thereto to the Servicer, solely for the purpose of and only to the extent necessarily incidental to the enforcement by the Servicer of such rights. The Servicer shall hold such assigned Purchased Receivable or Related Security related thereto in trust for the Purchaser and the same shall be deemed to have been automatically re-assigned to the Purchaser when the assignment to the Servicer ceases to be necessary for the enforcement by the Servicer of such rights. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

enforce a right under a Purchased Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce rights in respect of the Purchased Receivable or Related Security related thereto, the Purchaser shall, at the Servicer's expense and direction, take steps as are necessary to enforce the Purchased Receivable.

5.6 Description of Services

            Until the Final Collection Date, the Servicer shall, unless the Purchaser and the Credit Enhancer direct otherwise, take or cause to be taken all such reasonable actions as may be necessary or advisable from time to time to administer and service the Purchased Assets in accordance with this Agreement and applicable Laws, and without limiting the generality of the foregoing, and in accordance with the Credit and Collection Policies, if applicable, the Servicer shall:

      (a) keep an account with respect to each Purchased Receivable and post to it all payments received under or in respect of each such Purchased Receivable;

      (b) fully perform and comply with each of its covenants and agreements under Section 3.1(c), regardless of any defence, set-off right or counterclaim;

      (c) give timely notice to the Obligor of any Purchased Receivable of any payment default or other default thereunder, or under the related Contract;

      (d) record any Purchased Receivable as being delinquent or defaulted in accordance with the Credit and Collection Policies;

      (e) investigate all delinquencies and defaults under any Purchased Receivable and will use its reasonable commercial efforts to pursue payment thereof;

      (f) respond to all reasonable enquiries of any Obligor of a Purchased Receivable or under the Related Security related thereto;

      (g) take all steps as are necessary to maintain the perfection and priority, as the case may be, of all security interests, if any, created pursuant to the Purchased Receivables and the Related Security related thereto, and, subject to Sections 5.6(l) and (m) below, refrain from releasing any such security interest in whole or in part except to the extent that the Servicer would have done so in a similar situation with respect to receivables administered by it on its own behalf;

      (h) subject to Section 5.13, make all payments to Governmental Authorities and others where a statutory lien, prior claim or deemed trust having priority over the Purchaser's interest in any Purchased Assets has arisen, provided that nothing herein shall preclude the Servicer from contesting any claim in the ordinary

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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            CONFIDENTIAL

      courseof business and in good faith, and remit all amounts of Taxes owing in respect of any such Purchased Assets;

      (i) until the time at which a Purchased Receivable is determined to be written off as a Defaulted Receivable and assigned to the Credit Enhancer, as determined by the Credit Enhancement Agreement, determine, together with the Insurer or with the Insurer's approval, as required, the advisability of taking any action and instituting and carrying out legal proceedings with respect to any Purchased Receivable and the Related Security pertaining thereto in case of any default by an Obligor under any such Purchased Receivable and take such action and institute and carry out such legal proceedings determined by it and the Insurer, if required, to be advisable;

      (j) maintain Records with respect to each Purchased Receivable and the Related Security relating thereto and on three Business Days' prior notice grant representatives of the Purchaser reasonable access to examine and make copies of the Records and a reasonable opportunity to discuss matters relating to the administration and servicing of each Purchased Receivable and the Related Security relating thereto with personnel of the Servicer involved in such administration and servicing during normal business hours, including the opportunity to see and review the Servicer's information systems and software in operation;

      (k) hold as trust property for and on behalf of the Purchaser, free of any Lien, all Records with respect to the Purchased Receivable at any one or more of the offices identified in Exhibit D until the Final Collection Date;

      (l) execute and deliver all such assignments, releases and discharges of the Purchased Receivables as are required by the terms thereof and the related Contracts upon receipt of all amounts due thereunder;

      (m) settle, compromise and otherwise deal with any claims under any of the Purchased Receivables or the Related Security related thereto as permitted in accordance with the Credit and Collection Policies;

      (n) maintain prudent administrative and operating procedures and keep and maintain all books, records, documents and other information reasonably necessary or advisable for the collection of the Purchased Assets;

      (o) timely and fully perform and comply with all material terms, covenants and other provisions of the Contracts required to be performed by and observed by the relevant Seller thereunder;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (p) furnish at the request of the Purchaser and the Securitization Agent, at least 5 days prior to the date in which the Purchased Receivable would become a Defaulted Receivable, all documentation required under the Insurance Policy to make a claim under the Insurance Policy in respect of such default;

      (q) furnish, to the Purchaser and the Securitization Agent as soon as practicable and, in any event, (i) within 60 days following each fiscal quarter of the Servicer, quarterly unaudited financial statements; and (ii) within 120 days following each fiscal year of the Servicer, annual audited financial statements or, in each case, such shorter time periods as may be required by applicable law;

      (r) take all necessary steps to obtain all discharges and releases necessary to discharge or release all security interests and other rights or interests of any Person in the Purchased Assets other than those in favour of the Purchaser; and

      (s) otherwise take or cause to be taken all such actions as may be necessary or desirable to collect each of the Purchased Receivables.

5.7 Additional Covenants of the Servicer

            From the date of this Agreement until the Final Collection Date, the Servicer covenants and agrees that it will, unless the Securitization Agent, the Purchaser and the Credit Enhancer shall each otherwise consent in writing:

      (a) comply with all Laws applicable to all or any of it, its business, its properties, the Purchased Assets and Contracts related thereto, where the failure to do so could have a Material Adverse Effect;

      (b) fully comply with the Credit and Collection Policies in regard to the Purchased Assets and the Related Security related thereto and in performing its covenants hereunder;

      (c) to the extent the Records related to the Purchased Receivables consist in whole or in part of computer programs which are licensed by the Servicer, the Servicer will, forthwith upon the occurrence of a Servicer Termination Event, either (i) use reasonable commercial efforts to arrange for the license or sublicense of such programs to the Stand-By Servicer, the Securitization Agent or the Purchaser for the limited purpose of permitting the Purchaser, the Securitization Agent or the Stand-By Servicer to collect the Purchased Receivables and to enforce the rights acquired by the Purchaser in respect of the Related Security related thereto, or (ii) if acceptable to the Purchaser and the Credit Enhancer, perform data processing services for the Stand-By Servicer for the same purposes as set out in part
            (i) for a fee equal to the market rate for such services;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (d) to the extent that the Records relate not only to Purchased Receivables but also assets of the Sellers not sold to the Purchaser hereunder, ensure that the Servicer is in a position to promptly make duplicate copies of such Records reserved solely for the use of the Purchaser hereunder and comprising part of the Records relating to the Purchased Receivables and ensure that no Records that belong to the Purchaser are permitted to be seized under any security interest granted to any third party; provided that information in such Records that does not pertain to the Purchased Receivables may be redacted therefrom;

      (e)   on each Purchase Date:

            (i) to attempt to reconcile all reports received from the Securitization Agent with those corresponding reports of the Sellers, and promptly notify the Securitization Agent of any reconciliation discrepancy; and

            (ii) upon the reasonable request of any of the Purchaser, Securitization Agent or Credit Enhancer therefor, provide to the Purchaser and/or Credit Enhancer, as the case may be, any other information or documentation relating to any Purchased Receivable that may be in existence in written form or, if available in Records maintained by the Servicer, that may be produced with the Servicer's existing software, provided that there shall always be in written form or producible with the Servicer's existing software from the Records information indicating as to each Purchased Receivable the Obligor thereunder, the amount owing thereunder and the location of the Records relating thereto;

      (f) cooperate with, and offer such assistance as may reasonably be requested by, the chartered accountants selected by the Purchaser and/or Credit Enhancer to furnish reports in respect of the Purchaser and/or the Credit Enhancer, the Purchased Assets and the servicing of the Purchased Receivables and Related Security related thereto under this Agreement, and furnish in respect of, and within 30 days after the date of, its preceding fiscal year, addressed to the Securitization Agent, the Purchaser, the Credit Enhancer and such other Persons as the Purchaser and/or Credit Enhancer may reasonably designate, a certificate of an officer of the Servicer (on behalf of the Servicer, without personal liability) who is familiar with this Agreement certifying that, to the knowledge of such officer, the Servicer complied in such fiscal year with its obligations hereunder except to the extent non-compliance therewith did not materially adversely affect the interests of the Purchaser and/or Credit Enhancer and except as further set forth in such certificate;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (g) upon request of the Purchaser or the Credit Enhancer and with the Servicer's consent, such consent not to be unreasonably withheld, direct the Servicer's chartered accountants to assist the chartered accountants of the Purchaser and/or Credit Enhancer to the extent and in such manner as is reasonably required for the Purchaser's chartered accountants to report on the status of Purchased Receivables hereunder;

      (h) promptly after the Servicer becomes aware thereof, but in any event no later than two Business Days thereafter, provide each of the Securitization Agent, the Purchaser and the Credit Enhancer with notice of the occurrence of any Servicer Termination Event;

      (i) ensure that all information related to the Purchased Assets is maintained, accessed and transmitted in compliance in all material respects with all laws and regulations in Canada regarding the collection, use and disclosure of personal information, including for greater certainty the Personal Information Protection and Electronic Documents Act (Canada) and all other privacy laws and regulations of the individual Provinces and the Federal Government of Canada; and

      (j) in the event of a reconciliation discrepancy arising from Section 5.7(e)(i), to co-operate with the Purchaser to diligently resolve such issue in a timely manner.

5.8 Negative Covenants of the Servicer

            From the date of this Agreement until the Final Collection Date, unless each of the Purchaser and the Credit Enhancer shall otherwise consent in writing, the Servicer covenants and agrees that it will not:

      (a)   make any material change to the Credit and Collection Policies;

      (b)   extend,  amend  or  otherwise  modify  the  terms  of any  Purchased
            Receivable (other than adjusting, settling or compromising the account or payment of a Purchased Receivable in the ordinary course of business and in accordance with the Credit and Collection Policies), or amend, modify or waive any term or condition of any Contract related thereto except in the case of any such Contracts or any amendments, modifications or waivers that: (i) do not affect the payment terms of any Purchased Receivable; (ii) do not adversely affect the quality or collectibility of any Purchased Receivable; and (iii) are in accordance with the Credit and Collection Policies;

      (c) sell, assign or otherwise encumber any of the Purchased Assets except in accordance with the terms of this Agreement;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

      (d) release any security, guarantee or insurance securing any Indebtedness under any of the Purchased Receivables, except to the extent that granting such release is in accordance with this Agreement, the Credit and Collection Policies and the Servicer's usual practices as an obligee or such security, guarantee or insurance is replaced in a form acceptable to the Purchaser, acting reasonably; and

      (e) take or omit to take any action if the taking or omitting to take such action by the Servicer would constitute a breach in any material respect by the Servicer of any representation, warranty or covenant herein or in any other document delivered hereunder or thereunder or contemplated hereby or thereby.

5.9 Servicer Termination Events

            The occurrence or existence of one or more of the following events or facts which is continuing shall constitute a "Servicer Termination Event" hereunder:

      (a) the Servicer fails to make any payment or deposit to be made by it hereunder within two Business Days of being due;

      (b) the Servicer fails to perform or observe any term, condition, covenant or agreement to be performed or observed by it hereunder (other than as specified in Section 5.9(a)) which failure could have a Material Adverse Effect, and any such failure remains unremedied for 30 days after notice thereof to the Servicer (and the Canadian Seller, if the Canadian Seller is not the Servicer);

      (c) any representation or warranty made by the Servicer in or pursuant to this Agreement, or any Related Document, proves to have been false or incorrect in any material respect when made and, if capable of being cured, is not cured within 30 days of the Servicer becoming aware thereof;

      (d) the Servicer (if not the Canadian Seller) fails to pay any Indebtedness when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in any agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any Indebtedness, or any other event, shall occur if the effect of such default or event would result in the occurrence of a Material Adverse Effect; or

      (e) the Servicer shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceedings shall be instituted by or against the Servicer seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

            composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief by the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, if such proceeding has been instituted against the Servicer, either such proceeding has not been stayed or dismissed within 45 days or any of the actions sought in such proceeding (including the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official) are granted in whole or in part, or the Servicer takes any corporate action to authorize any of the actions described in this
            Section 5.9(e).

5.10 Notice of Servicer Termination Events

            The giving by the Canadian Seller of notice to the Purchaser as required hereunder of any event, fact or circumstance that constitutes or with the giving of notice, lapse of time or both, would constitute a Servicer Termination Event, shall be deemed to constitute the giving of notice by the Purchaser to the Servicer of the same on the same date as the Canadian Seller gives such notice.

5.11 Effecting a Service Transfer

            Upon the occurrence of a Servicer Termination Event, the Purchaser, either alone or at the request of the Credit Enhancer, may effect a termination of the Servicer's designation as Servicer hereunder (a "Service Transfer") by giving written notice to the Servicer of its decision to terminate the Servicer's engagement as Servicer, which termination shall take effect at the time specified in such notice.

5.12 Appointment of Stand-By Servicer

            At any time upon the occurrence of a Servicer Termination Event, the Securitization Agent on behalf of the Purchaser may by instrument in writing appoint the Stand-By Servicer as the Servicer hereunder.

5.13 Collection and Remittance of Taxes

      (a) To the extent that any Taxes have not been financed by the Purchaser upon the Purchase of the related Receivable, the Seller while it is the Servicer shall be entitled to any amounts paid by Obligors in respect of such Taxes payable in connection with Purchased Receivables that are deposited to a Collection Account or otherwise held by the Purchaser, and the Purchaser shall forthwith remit or cause to be remitted all such amounts to the Servicer.

      (b) The Sellers (including the Canadian Seller whether acting in its personal capacity or as Servicer) covenant and agree to make all payments relating to the Purchased Receivables required to be made to Governmental Authorities and other Persons where a statutory lien or

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

deemed trust might arise having priority over the Purchaser's interest therein and, where a portion of the Purchased Receivables represents an amount owing in respect of federal or provincial Taxes, to remit the amount of Taxes owing in respect of such Receivables.

      (c) After the appointment of the first Stand-By Servicer, the Stand-By Servicer shall, unless it is remitting such Taxes directly to the applicable Governmental Authority, by notice to the Canadian Seller, remit to the Canadian Seller out of Collections the amount of any Taxes owing in respect of the Purchased Receivables, in which event the Canadian Seller shall comply with the remittance obligations set out in Section 5.6(h) as if the same were amended so that the word "Servicer" read "Canadian Seller".

5.14 Additional Seller Covenants Following a Service Transfer

            From and after a Service Transfer until the Final Collection Date, each Seller covenants and agrees that it shall forthwith, in addition to any other obligations, upon the request of the Purchaser and at the Sellers' expense:

      (a) instruct the Obligor of each Purchased Receivable (and any other Persons, if applicable, in the case of the Related Security related thereto) to remit all payments due under the Purchased Assets to the Stand-By Servicer;

      (b) remit to the Stand-By Servicer all payments received by each Seller from Obligors of Purchased Receivables and from other Persons, if applicable, under the Related Security related thereto;

      (c) segregate all cash, cheques and other instruments constituting Collections received by the relevant Seller in a manner acceptable to the Purchaser and the Credit Enhancer and, immediately upon receipt,  deliver  all such  cash,  cheques  and  instruments,  duly endorsed or with duly executed instruments of transfer, in accordance with Section 3.1(c);

      (d) co-operate fully with the Stand-By Servicer in the prompt preparation and delivery to the Purchaser and the Credit Enhancer of the report and notices to be delivered by the Servicer under Section
            5.6 and provide the Purchaser with such other reports, information, documents and records as the Purchaser may reasonably request promptly following each such request;

      (e) deliver up copies or originals of all Records relating to the Purchased Receivables (including computer diskettes or tapes containing all information necessary or reasonably desirable to enable the Purchaser or its agent to collect the amounts owing under the Purchased Receivables, together with a printed copy or microfiche of all such information) to the Purchaser or as it may direct in writing (or retain the same in segregated storage if so directed), and provide the Purchaser

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

            or its agent with all reasonable assistance necessary to decipher the information contained on the computer diskettes or tapes; and

      (f) perform any and all acts and execute and deliver any and all documents as may reasonably be requested by the Purchaser in order to effect the purposes of this Agreement or to enable the Stand-By Servicer to collect and enforce the Purchased Receivables and any Related Security or Contract related thereto.

5.15 Purchaser Rights Following a Service Transfer

            Upon a Service Transfer, the Purchaser may, but is not required to, at any time, directly or through the Securitization Agent or the Stand-By Servicer, without limitation:

      (a) perform the services, duties and functions specified in Sections 5.6, 5.7, 5.13 and 5.14 with respect to the Purchased Assets in any manner the Purchaser reasonably deems fit;

      (b) notify any Obligor of the purchase by the Purchaser and the sale, transfer and assignment by the Sellers of any Purchased Receivable under this Agreement;

      (c) contact any Obligor of Purchased Receivables for any reasonable purpose, including for the performance of audits and verification analyses, and the determination of account balances and other data maintained by the Canadian Seller in its capacity as Servicer;

      (d) direct any Obligor to make all payments on account of any Purchased Receivables directly to the Purchaser at an address designated by the Purchaser or to such third party (including the Securitization Agent or the Stand-By Servicer) or bank or depositary as may be designated by the Purchaser; and

      (e) proceed directly against any Obligor and take any and all other actions, in the relevant Seller's name or otherwise, necessary or reasonably desirable to collect any of the Purchased Assets or effect any related result.

5.16 Power of Attorney

            Each Seller, subject to Section 5.18, hereby grants to the Purchaser an irrevocable power of attorney and hereby irrevocably appoints the Purchaser as each Seller's attorney-in-fact, with full power of substitution and expressly coupled with an interest in favour of the Purchaser, to take in the place and stead of and in the name of each Seller or in the Purchaser's own name from time to time at the Purchaser's discretion, acting reasonably, such actions as the Sellers may be obligated to take hereunder or as the Purchaser may deem necessary or advisable to collect, endorse, negotiate or otherwise realize on any Purchased Receivable, the Related Security related

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

thereto or any part thereof, any negotiable instrument, or other right of any kind, held or owned by the Sellers and sold, transferred, assigned or delivered to or received by the Purchaser as payment on account or otherwise in respect of any of the Purchased Assets, including:

      (a) to evidence or protect the Purchaser's ownership interest in the Purchased Assets and to execute and file, in each Seller's name and on each Seller's behalf, such recording, registration, financing or similar statements (including any amendments, renewals and continuation statements) under applicable Laws, including, in any personal property registry office, in such jurisdictions where it may be necessary to validate, perfect or protect the Purchaser's position as owner of the Purchased Assets;

      (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due in connection with the Purchased Receivables or otherwise owed to the Purchaser;

      (c) to receive, endorse and collect any cheques, drafts or other instruments, documents and chattel paper in connection with monies due and to become due in connection with the Purchased Receivables or otherwise owed to the Purchaser;

      (d) to file any claims or take any action or institute any proceedings that the Purchaser may deem to be necessary or desirable for the collection of any Purchased Receivable; and

      (e) to execute and deliver, in the relevant Seller's name and on the relevant Seller's behalf, such instruments and documents (including assignments) necessary or desirable in furtherance of the foregoing.

5.17 Execution of Additional Powers

            Subject to Section 5.18, the Sellers, following a request by the Purchaser to do so, shall promptly execute and deliver to the Purchaser such other powers of attorney in such form and having such content as may be necessary or reasonably appropriate to enable the Purchaser to exercise the powers described in Section 5.16.

5.18 Restrictions on Use

            The Purchaser covenants and agrees with the Sellers not to use the powers granted by Section 5.16 or pursuant to Section 5.17 unless the first Service Transfer shall have occurred.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

                                    ARTICLE 6
                              CONDITIONS PRECEDENT

6.1 Conditions Precedent to Initial Purchase

            On or prior to the Initial Purchase Date, the following shall have occurred, or each Seller shall have delivered or caused to be delivered to the Purchaser, the Securitization Agent and/or the Credit Enhancer, as may apply, the following documents, in each case, in form and substance satisfactory to the Purchaser, the Securitization Agent and/or the Credit Enhancer:

      (a) executed copies of this Agreement, the Assignment and the Related Documents required to be delivered in connection with the Initial Purchase, including a certified copy of the Credit and Collection Policies;

      (b) a certificate of an officer of each Seller providing for and certifying the resolutions of the board of directors or shareholders of such Seller approving and authorizing the execution, delivery and performance of this Agreement and the other documents to be delivered by the relevant Seller hereunder and the assignment of the Receivables, and the Related Security and Collections related thereto, hereunder;

      (c) an incumbency certificate of the officers of each Seller executing this Agreement and the other documents to be delivered by each Seller hereunder showing their names, offices and specimen signatures on which certificate the Purchaser and the Credit Enhancer shall be entitled to conclusively rely until such time as each Seller delivers a replacement certificate meeting the requirements of this Section 6.1(c);

      (d) certified copies of the constating documents and by-laws of each Seller;

      (e) for each Seller, certificates of status, of good standing or of compliance, as appropriate, issued by its jurisdiction of incorporation and by each jurisdiction where registrations have been, or are to be, effected in respect of the Purchaser's ownership interest in the Purchased Assets evidencing each Seller's registration and good standing as a registered corporation therein;

      (f) reports showing the results of the searches conducted in each of the Provinces and Territories in Canada and the States of Virginia and Delaware in the United States against the relevant Seller and each predecessor of such Seller on the Business Day immediately preceding the Initial Purchase Date (or as near as practicable thereto) to determine the existence of any Liens in the assets of the relevant Seller or in the Receivables, the Related Security or Collections related thereto, together with a certificate of an officer of the relevant Seller certifying that the

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

            aforementioned searches disclosed no Liens registered or recorded against the relevant Seller or its predecessors with respect to, and then applicable to, the Receivables, the Related Security or Collections related thereto, prior to the date shown as the "file currency date" (or similar designation) on the search reports, other than those for which discharges or releases have been provided in accordance with Section 6.1(h), and, if required by the Rating Agency, an opinion of counsel in each of the Provinces and Territories in Canada and the States of Virginia and Delaware in the United States on the due registration within such jurisdiction of the Purchaser's purchase of, and its interest in, the Purchased Assets;

      (g) copies of properly completed and duly registered assignments and/or financing statements or verification statements for each of the Provinces and Territories in Canada and the States of Virginia and Delaware in the United States, with the registration particulars stamped thereon, dated prior to (where permitted by applicable Law) the Initial Purchase Date naming the relevant Seller as seller, assignor or debtor and the Purchaser as purchaser, assignee or secured party, and/or such other similar instruments or documents as may be necessary and/or, in the Purchaser's reasonable opinion, advisable under any applicable PPSA to perfect, record or protect the Purchaser's ownership interest in the Purchased Assets;

      (h) executed copies of all discharges and releases, if any, reasonably required by the Purchaser or necessary to discharge or release all Liens or interests of any Person in the Purchased Receivables, the Contracts, the Related Security and the Collections related thereto previously granted by the relevant Seller;

      (i) an opinion of counsel to each Seller dated as of the date of this Agreement; and

      (j) such other documentation as may be required by (i) the Purchaser or its counsel, (ii) the relevant Seller or its counsel or (iii) the Credit Enhancer or its counsel, in each case, acting reasonably.

6.2 Conditions Precedent to All Purchases

            Prior to each Purchase hereunder (including the Initial Purchase), the following conditions precedent shall have been satisfied by each Seller, as the case may be, in each case, in form and substance satisfactory to the Purchaser and the Credit Enhancer:

      (a) the Securitization Agent shall have received the Purchase Notice and, for any Purchase other than the Initial Purchase, the most recent Periodic Report;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

      (b)   the  representations  and  warranties  of the Sellers  contained  in
            Section 4.1 shall be true and correct on and as of the Purchase Date as though made on and as of such date;

      (c) no event shall have occurred and be continuing, or would result from the Purchase, which would constitute an Amortization Event or would constitute an Amortization Event but for the requirement that notice be given or lapse of time or both;

      (d) all documents, instruments and agreements required by the terms hereof to be delivered to the Purchaser, the Securitization Agent and the Credit Enhancer on the date of the Purchase shall be so delivered and shall be satisfactory in form and substance to the Purchaser and the Credit Enhancer, acting reasonably; and

      (e)   the Insurance Policy shall be in full force and effect.

            6.3   Undertaking of Purchaser

            If requested by the Canadian Seller, for and on behalf of the Sellers, the Purchaser shall, prior to each Purchase (including the Initial Purchase), execute and deliver any agreement which in the opinion of the Sellers and the Purchaser is reasonably required to evidence the respective interests of the Purchaser and any creditor of or purchaser from the Sellers in and to any Receivables, provided such agreement shall be in form satisfactory to the Purchaser and the Sellers, each acting reasonably.

                                    ARTICLE 7
                               AMORTIZATION EVENTS

7.1 Meaning of Amortization Event

            The term "Amortization Event" means any one of the following events or circumstances:

      (a) the Sellers or the Servicer (if the Canadian Seller) fail to make any payment or deposit to be made by it hereunder within two Business Days of being due;

      (b) the Sellers or the Servicer (if the Canadian Seller) fails to perform or observe any term, condition, covenant or agreement to be performed or observed by it hereunder or under the Cheque Deposit Agreement or any other agreement relating hereto (other than that specified in Section 7.1(a)), which failure, in the opinion of the Securitization Agent, acting reasonably, could have a Material Adverse Effect, and any such failure remains unremedied for 30 days after notice thereof to the Seller and the Servicer;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

      (c)   the occurrence of any Servicer Termination Event;

      (d) any representation or warranty made by the relevant Seller (or any of its officers) in or pursuant to this Agreement, any Periodic Report or any other Related Document proves to have been false or incorrect in any material respect when made and, if capable of being cured, is not cured within 30 days of such Seller becoming aware thereof;

      (e) the Sellers shall fail to pay any amount in respect of Indebtedness in excess of CAD3.5 million (or the equivalent in any other currency) in the aggregate, or any interest or premium thereon, in any such case, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to such Indebtedness or any other default under any agreement or instrument relating to any Indebtedness in excess of CAD5 million (or the equivalent in any other currency) in the aggregate, or any other event, shall occur if the effect of such default or event is to accelerate the maturity of any Indebtedness; or any Indebtedness in excess of CAD5 million (or the equivalent in any other currency) shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease any such Indebtedness shall be required to be made, in any such case, prior to the stated maturity thereof;

      (f) except as permitted hereby, any Purchase ceases to create or result in legal and equitable title to and ownership of all right, title and interest in, to and under the related Purchased Assets in favour of the Purchaser free and clear of any Lien, and any such failure remains unremedied for 10 days after notice thereof to the Canadian Seller;

      (g) the relevant Seller shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceedings shall be instituted by or against such Seller seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief by the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, if such proceeding has been instituted against such Seller, either such proceeding has not been stayed or dismissed within 45 days or any of the actions sought in such proceeding (including the entry of an order for relief or the appointment of a receiver, trustee, custodian or

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

            other similar official) is granted in whole or in part, or such Seller takes any corporate action to authorize any of the actions described in this Section 7.1(g);

      (h) in the reasonable opinion of the Securitization Agent, after consultation with the Purchaser and the Credit Enhancer, (i) there shall be evidence of fraud on the part of the relevant Seller or
            (ii) there shall have occurred a material adverse change, other than as a result of an event already listed in this Section 7.1, in the financial condition or operations of the relevant Seller which could have a Material Adverse Effect;

      (i) the Insurance Policy is not renewed or is otherwise cancelled or terminated and no replacement Credit Enhancer provides credit enhancement acceptable to the Purchaser and the Securitization Agent;

      (j) there shall come into existence any prohibition at law against the Seller selling, or the Purchaser purchasing, the Receivables, or the Related Security and Collections relating thereto, pursuant to this Agreement;

      (k) denial of any claim under the terms of the Insurance Policy due to negligence with respect to failing to comply with the Credit and Collection Policies or fraud on the part of the Servicer or any improper record keeping or servicing practices of the Servicer;

      (l) the aggregate Credit Losses since the commencement of the then current program year exceeds CAD5,000,000 converted, if required, at the BoC Daily Noon Rate in effect at the time of the Credit Loss original invoice date;

      (m) the aggregate Credit Losses with respect to Discretionary Obligors since the commencement of the then current program year exceeds CAD2,500,000 converted, if required, at the BoC Daily Noon Rate in effect at the time of the Credit Loss original invoice date;

      (n) the weighted average Dilution Ratio exceeds 19.8% for a period of 7 consecutive days, calculated as the quotient of:

            (i)   the sum of:

                  (A) Dilution Ratio for Purchased Receivables denominated in United States Dollars on that day, multiplied by the Outstanding Principal Balance of Purchased Receivables denominated in United States Dollars on that day, converted to Canadian Dollars at the BoC Daily Noon Rate on that day; and

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

                  (B) Dilution Ratio for Purchased Receivables denominated in Canadian Dollars on that day, multiplied by the Outstanding Principal Balance of Purchased Receivables denominated in Canadian Dollars on that day; over

            (ii) the Outstanding Principal Balance of all Purchased Receivables on that day, with Purchased Receivables denominated in United States Dollars converted to Canadian Dollars at the BoC Daily Noon Rate on that day;

      (o) the weighted average Default Ratio exceeds 15.0% for a period of 7 consecutive days, which on any day is equal to the quotient of:

            (i)   the sum of:

                  (A) Default Ratio for Purchased Receivables denominated in United States Dollars on that day, multiplied by the Outstanding Principal Balance of Purchased Receivables denominated in United States Dollars on that day, converted to Canadian Dollars at the BoC Daily Noon Rate on that day; and

                  (B) Default Ratio for Purchased Receivables denominated in Canadian Dollars on that day, multiplied by the Outstanding Principal Balance of Purchased Receivables denominated in Canadian Dollars on that day; over

            (ii) the Outstanding Principal Balance of all Purchased Receivables on that day, with Purchased Receivables denominated in United States Dollars converted to Canadian Dollars at the BoC Daily Noon Rate on that day;

      (p) the weighted average DSO exceeds 85 days for a period of 7 consecutive days, which on any day is equal to the quotient of:

            (i)   the sum of:

                  (A) DSO for Purchased Receivables denominated in United States Dollars on that day, multiplied by the Outstanding Principal Balance of Purchased Receivables denominated in United States Dollars on that day, converted to Canadian Dollars at the BoC Daily Noon Rate on that day; and

                  (B)   DSO for Purchased  Receivables  denominated  in Canadian
                        Dollars on that day, multiplied by the Outstanding Principal Balance of

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                        Purchased Receivables denominated in Canadian Dollars on
                        that day; over

            (ii) the Outstanding Principal Balance of all Purchased Receivables on that day, with Purchased Receivables denominated in United States Dollars converted to Canadian Dollars at the BoC Daily Noon Rate on that day;

      (q) if greater than 10% of the Outstanding Principal Balance of Purchased Receivables owing by the Obligors thereunder during a calendar month are not deposited into the Collection Account as required by Section 3.1(c);

      (r) the balance of the applicable Reserve Account is less than the Required Balance in the same currency as the Reserve Account for a period of 7 consecutive days;

      (s) if the Sellers' Consolidated Shareholders' Equity, plus the value, at the time of issuance, of any preference shares (including any series thereof) issued to the shareholders of the Canadian Seller and not included in the Consolidated Shareholders' Equity falls below CAD40 million; and

      (t) any of (i) the long-term debt rating of the Insurer falls below A-by Standard & Poors Corporation, and the Insurance Policy is not replaced with another Insurer within 30 Business Days.

7.2 Action Upon an Amortization Event

            Upon the occurrence of any Amortization Event described in Sections 7.1(b), (c), (d), (h), (i), (j) or (k), the Purchaser or its authorized agent may, by notice to the Canadian Seller, declare the Amortization Commencement Date to have occurred on the date specified in such notice, which date shall be not less than two Business Days subsequent to the date such notice is given to the Canadian Seller. If the Canadian Seller gives notice to the Purchaser that any Amortization Event described in Sections 7.1(l) through (o), inclusive, has occurred, or if the Purchaser gives notice to the Canadian Seller that the Purchaser has determined that any such Amortization Event has occurred, the Amortization Commencement Date shall occur automatically upon the giving of such notice by the Canadian Seller to the Purchaser or by the Purchaser to the Canadian Seller, as the case may be, without the necessity of any further notice. Upon the occurrence of any other Amortization Event described in Section 7.1, the Amortization Commencement Date will occur automatically, without the necessity of any notice; provided, however, that the Purchaser will provide notice of such occurrence promptly upon having actual knowledge of the occurrence of such event and provided that the Purchaser's failure to provide any such notice shall not derogate from its rights and remedies hereunder. Upon any such declaration or automatic occurrence, the Purchaser shall have, in addition to its rights and remedies hereunder and under the Related Documents, all other rights and remedies under applicable laws and otherwise, which rights and remedies will be cumulative. Notwithstanding

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

the above, the Purchaser, with the consent of the Credit Enhancer, may waive any Amortization Event in its sole discretion.

7.3 Seller Designated Amortization Commencement Date

            The Canadian Seller may designate any Business Day as the Amortization Commencement Date if the Sellers' Auditors, acting reasonably, determine that any purchase proposed to be made pursuant to Section 2.1 will not result in the relevant Purchased Assets being removed from the Sellers' balance sheet under Canadian GAAP or US GAAP, and the Canadian Seller has provided a letter from the Sellers' Auditors addressed to each of the Purchaser, the Credit Enhancer and the Securitization Agent setting out the rationale therefor.

7.4 Early Amortization Commencement Date Fee

            If an Amortization Commencement Date results from the designation by the Canadian Seller thereof pursuant to clause (c) of the definition of Amortization Commencement Date and such Amortization Commencement Date falls within three years of the date hereof, the Canadian Seller shall pay a fee to the Securitization Agent on behalf of the Purchaser equal to the product of (a) 0.80%, (b) the Purchase Limit, (c) 0.50 if the declaration occurs less than two years after the date hereof or 0.25 if the declaration occurs on or after two years from the date hereof and (d) the number of days between the original Amortization Commencement Date and the designated Amortization Commencement Date, divided by 365; provided, however, that no such fee shall be payable in circumstances where the Canadian Seller's designation is a direct result of (i) repeated aberrations in the Purchaser's ability to raise the funds required to effect Purchases, (ii) the premiums due under the Insurance Policy exceeding the Insurance Premium Limit, (iii) the Insurance Policy being materially amended or terminated, (iv) the Canadian Seller being unable to achieve off balance sheet treatment according to Canadian GAAP or US GAAP by December 31, 2004, (v) a business disruption to the Sellers as provided for in Section 10.20, (vi) the payment of a third party expense that exceeds CAD35,000 as provided for in
Section 2.1(d)(vi) or 3.3(d)(ii), (vii) an assignment of this Agreement by the Purchaser where the assignment is reasonably likely to result in a materially higher cost to the Sellers; or (viii) the Securitization Agent or the Purchaser failing to perform or observe any term, condition, covenant or agreement to be performed or observed by it hereunder or any other agreement relating hereto and any such failure remains unremedied for 30 days after notice thereof by the Canadian Seller to the Purchaser and Securitization Agent.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                   ARTICLE 8
                  MATTERS RELATING TO THE SECURITIZATION AGENT

8.1 Delegation to the Securitization Agent

            The Purchaser may delegate to the Securitization Agent all or any of its powers, rights and discretion hereunder, and the Securitization Agent may from time to time take such actions and exercise such powers for and on behalf of the Purchaser as are delegated to it or contemplated hereby and all such actions and powers as are reasonably incidental thereto. The Sellers shall be entitled to and be fully protected in relying on any instruction made or given by the Securitization Agent in accordance with this Section 8.1, and shall have no liability to the Purchaser in respect of such reliance.

8.2 Limitation of Liability of the Securitization Agent and Issuer Trustee

            This Agreement shall be deemed and construed for all purposes as being made by the Securitization Agent in, and only in, its capacity as agent of the Purchaser. This Agreement shall be deemed and construed for all purposes as made by the Issuer Trustee, in, and only in, its capacity as trustee of the Purchaser through its agent, the Securitization Agent. Except for the gross negligence or wilful misconduct on the part of the Securitization Agent, the Securitization Agent and its directors, officers, agents, employees, consultants and shareholders shall have no liability under this Agreement and any liability of the Issuer Trustee under this Agreement is non-recourse to the Issuer Trustee in its personal capacity and limited solely to the property of the Purchaser. No property of the Securitization Agent and no other property or assets of the Issuer Trustee, whether owned by it in its personal capacity or otherwise, will be subject to levy, execution or other enforcement procedure with regard to any obligation under this Agreement. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, the Sellers hereby acknowledge and agree that the Securitization Agent acts as agent for the Purchaser and has no duties or obligations to, will incur no liability to, and does not act as an agent in any capacity for, the Sellers.

8.3 Responsibilities of the Sellers

            The parties acknowledge that the Sellers are not selling, transferring or assigning to the Purchaser their rights or obligations under any Contract except to the extent necessary for the collection and enforcement of the Purchased Receivables arising out of the Contract. In this regard, and notwithstanding anything contained herein to the contrary:

      (a) each Seller shall remain responsible and liable under the Purchased Receivables, the Related Security and any Contract for the performance of all such Seller's duties and obligations thereunder notwithstanding the sale to the Purchaser of the Receivables payable thereunder;

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

      (b)   the   exercise   by  the   Purchaser   (directly   or  through   the
            Securitization Agent) of any of its rights hereunder shall not release the Sellers from any of their duties or obligations with respect to, or under, the Purchased Receivables, the Related Security or any Contract; and

      (c) neither the Purchaser nor the Securitization Agent will have any duty or obligation with respect to any Receivables or Contracts, nor will the Purchaser or the Securitization Agent be obligated to perform any of the duties or obligations of the Sellers thereunder.

8.4 Other Dealings

            The Purchaser and its agents, including the Securitization Agent, the Stand-By Servicer and each of their respective Affiliates, if any, may generally engage in any kind of business with the Sellers, the Purchaser, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of any thereof, all as if they did not have rights or obligations hereunder or under any related deed or agreement, and without any duty to account therefor hereunder to the Sellers, the Purchaser or any other Person.

8.5 Lockbox Fees

            The Sellers agree to pay the fees relating to the Lockbox (and the services of Symcor Inc. and Harris Trust and Savings Bank in connection therewith) to the Securitization Agent forthwith upon receipt by the Sellers of an invoice from the Securitization Agent for such fees. If such fees are, in the opinion of the Sellers, acting reasonably, not competitive with other lockbox service providers, the parties agree to take all reasonably necessary steps to put in place alternative lockbox arrangements.

                                   ARTICLE 9
                                 INDEMNIFICATION

9.1 Indemnities by the Sellers

            Without prejudice to any other rights of the Purchaser hereunder or under any applicable Law, the Sellers (which, in this Article 9 shall include the Canadian Seller in its capacity as Servicer), jointly and severally, hereby agree to indemnify each of the Securitization Agent (in its own capacity and in trust for each of its shareholders, officers, employees, agents and permitted assigns) and the Purchaser (in its own capacity and in trust for each of its beneficiaries, the Issuer Trustee and permitted assigns) (collectively, the "Indemnified Parties") and to save them harmless from and against any and all damages, losses, claims, liabilities, costs and expenses (including reasonable legal fees and disbursements on a solicitor and client basis, but excluding consequential, indirect, punitive or exemplary damages and any loss of future

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL


profit or fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of:

      (a) the sale, transfer and assignment by the Sellers to the Purchaser of a Receivable, other than a Quebec Receivable, which at the time of such transfer was not an Eligible Receivable;

      (b) the Payment by the Purchaser to the Sellers, in respect of a Quebec Receivable, which at the time of such Payment, was not an Eligible Receivable;

      (c) reliance on any representation or warranty made or deemed to be made by the Sellers (or any of their directors and officers) in or in connection with this Agreement, any Periodic Report or any Related Document which was incorrect in any material respect when made or deemed made or delivered;

      (d) the failure by the Sellers to comply with any applicable Law with respect to any Receivable that would constitute an Eligible Receivable hereunder and any Contract or Related Security in respect thereof, or to perform its material obligations under any such Contract, or the non-conformity of any such Receivable, Contract or Related Security with any applicable Law;

      (e) the failure to sell, assign, transfer and convey absolutely to the Purchaser either legal or equitable ownership in, and to vest in and maintain vested in the Purchaser such Receivables as are, or are intended to be, Purchased Receivables and all Collections and Related Security related thereto, and/or the failure to transfer such Collections received by the Sellers to the Securitization Agent for the benefit of the Purchaser, all free and clear of any Lien (whether existing at the time of the purchase under this Agreement or intended purchase thereof or arising at any time thereafter);

      (f) the failure to file in a timely fashion financing statements or other similar instruments or documents, or instruments of assignment, under any applicable Law with respect to this Agreement or any Purchase under this Agreement, whether at the time of any Purchase or at any time thereafter;

      (g) the payment by the Purchaser of any amount of Collections to the Sellers which, for any reason whatsoever, should not have been paid to the Sellers;

      (h) any dispute, claim, set-off or defence of an Obligor (other than as a result of the Obligor's discharge in bankruptcy or a statutory limitation on the rights of secured parties to exercise their remedies) to the payment of any Purchased Receivable, including a defence based on the Purchased Receivables not being a legal, valid and binding obligation of the Obligor, enforceable against the Obligor in

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            accordance with its terms, or any other claim resulting from the sale of any goods or services relating to such Purchased Receivable or the furnishing or failure to furnish any such goods or services;

      (i) any products liability claim, suit or other similar or related claim or action of whatsoever sort arising out of or in connection with any goods or services that are the subject of any Purchased Receivable or Contract related thereto;

      (j) any failure of the Sellers to perform or observe any of their duties, covenants or obligations under this Agreement, the Cheque
            Deposit Agreement or any other agreement relating hereto or contemplated hereby;

      (k) any Canadian, foreign, federal, provincial, state, municipal, local or other Tax of any kind or nature whatsoever that may be imposed on the Securitization Agent or the Purchaser on account of any payment made under this Article 9; provided that, in respect of any such Taxes for which the Purchaser may be liable, the Sellers shall indemnify and hold harmless the Purchaser only in respect of any such Taxes imposed after the date of this Agreement;

      (l) any Canadian, foreign, federal, provincial, state, municipal, local or other Tax of any kind or nature whatsoever that may be imposed on the Purchaser or the Purchased Assets (except for Taxes on the net income, profits or capital of the Purchaser and any additional Taxes that result solely by virtue of an assignment by the Purchaser to or the exercise of any rights under this Agreement by a non-resident of Canada) with respect to, or resulting from any delay in paying or any omission to pay, any Taxes required to be paid, deducted or withheld and remitted, in connection with the execution, delivery, filing, recording and enforcement hereof and of the Related Documents or in connection with the consummation of the transactions (including any Purchase by the Purchaser of Purchased Receivables and Related Security related thereto) or performance of the obligations contemplated hereby and thereby; provided that the Purchaser shall first provide the Sellers with reasonable documentary evidence that such Taxes or payments are due and owing by the Purchaser and further provided that no such gross-up shall be required, or, as the case may be, any such payment otherwise required shall be reduced, in either case, to the extent of, determined in the sole discretion of the Purchaser, any benefit, deduction, credit or other reduction in Taxes received by or otherwise allowed to the Purchaser in respect of any such payment; or

      (m) any remittance from Collections which may be required by the Minister of National Revenue pursuant to the Excise Tax Act (Canada), provided that any payment required under this Section 9.1(m) shall be reduced to the extent of,

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

            determined in the sole discretion of the Purchaser, any benefit, deduction, credit or other reduction in Taxes received by or otherwise allowed to the Purchaser in respect of any such payment, excluding, however, in each case, Indemnified Amounts to the extent resulting from: (i) the failure of any Obligor to pay an amount owing under a Purchased Receivable or any Related Security; (ii) the gross negligence, wilful misconduct or breach of contract on the part of any Indemnified Party; (iii) recourse (except as otherwise specifically provided in this Agreement) for uncollectable Receivables; (iv) any overall net income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof; or (v) any consequential, punitive or exemplary damages. If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Sellers of the commencement of any lawsuit, investigation, claim or dispute to be made by the Indemnified Party or by any other Person (collectively, a "Lawsuit"); provided, however, that the failure to notify the Sellers shall not relieve the Sellers from any liability or obligation that it may have hereunder, except to the extent the Sellers are actually prejudiced thereby. Following such notification, the Sellers may elect in writing to assume the defence of any Lawsuit (and the costs related thereto) commenced by a third party and the Indemnified Party and the Sellers shall reasonably co-operate in connection therewith and, upon such election, the Sellers shall not be liable for any legal costs subsequently incurred by such Indemnified Party (other than costs of investigation or the production of documents or witnesses) unless (i) the Sellers have failed to provide legal counsel reasonably satisfactory to such Indemnified Party in a timely manner or (ii) such Indemnified Party shall have been advised by legal counsel that (A) the representation of such Indemnified Party by legal counsel selected by the Sellers would be inappropriate due to actual or potential conflicts of interest or (B) there may be significant legal defences available to such Indemnified Party that are different from or additional to those available to the Sellers or any other Indemnified Party represented by such legal counsel. In no event, however, shall the Sellers, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one law firm (together with any appropriate local counsel) at any time acting for all Indemnified Parties hereunder. Notwithstanding anything to the contrary contained herein, the Sellers shall not have any obligation to hold harmless or indemnify any Indemnified Party hereunder or pay any legal costs for any Indemnified Party if such Indemnified Party enters into any settlement of a Lawsuit without the prior consent of the Sellers, which consent shall not be unreasonably withheld.

9.2 Payment of Indemnified Amounts

            At the Purchaser's option, any payment required to be made pursuant to Section 9.1 on account of an Indemnified Amount by the Sellers to the Purchaser shall be made either by the Purchaser deducting the Indemnified Amount from amounts owing by the Purchaser to the

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

Sellers hereunder or by way of deposit by the Sellers to the Purchaser's Account forthwith following a claim therefor by or on behalf of the Purchaser on its own behalf and in trust for the other Indemnified Parties.

9.3 Litigation

            At the request of the Purchaser or the Securitization Agent, the Sellers shall, at their expense, assist and co-operate with the Purchaser in any action, suit or proceeding brought by or against, or any investigation involving, the Indemnified Parties relating to any of the transactions contemplated by this Agreement or to any of the Purchased Assets or Contracts (other than an action, suit or proceeding by the Sellers against the Purchaser or the Securitization Agent). In addition, the Sellers agree to notify the Securitization Agent and the Purchaser, at the Sellers' expense, promptly upon learning of any pending or threatened action, suit, proceeding or investigation if any damages, losses, claims, liabilities, costs or expenses in connection with any such action, suit, proceeding or investigation or the defence thereof could be Indemnified Amounts and (except for an action, suit, proceeding or investigation by the Sellers against the Purchaser or the Securitization Agent) to consult with the Purchaser concerning the defence thereof and prior to any settlement thereof; provided, however, that if (i) the Sellers shall have acknowledged in writing that any such damages, losses, claims, liabilities, costs or expenses would be Indemnified Amounts, and (ii) in the Securitization Agent's and the Purchaser's joint determination, the Sellers have the financial ability to satisfy such damages, losses, claims, liabilities, costs or expenses, then the Sellers shall have the right, on the Indemnified Parties' behalf but at the Sellers' expense, to defend such action, suit, proceeding or investigation with counsel selected by the Sellers and shall have sole discretion as to whether to litigate, appeal or enter into an exclusively monetary settlement.

9.4 Notification

            The Sellers shall promptly notify the Purchaser of any claim or threatened claim which may, in the Sellers' reasonable opinion, give rise to indemnification pursuant to this Article 9.

                                   ARTICLE 10
                                  MISCELLANEOUS

10.1 Costs, Expenses and Taxes

      (a) In addition to the rights of indemnification provided for in Article 9 and the fees payable by the Sellers hereunder, the Sellers, jointly and severally, hereby agree to pay on demand all reasonable costs and expenses of the Purchaser and the Securitization Agent, including the legal fees and other reasonable expenses of counsel to the Purchaser and the Securitization Agent (including goods and services taxes and disbursements), in connection with:

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

(i) any amendment to this Agreement or any waiver of any provision of this Agreement requested by the Sellers or required or initiated by any action or failure to act by the Sellers (including any amendment or waiver that, in the opinion of the Securitization Agent, requires the Securitization Agent to perform a credit review of the transaction or event associated with or giving rise to such amendment or waiver but excluding any amendment(s) relating solely to the structure of the Trust and unrelated to the Sellers); and (ii) the enforcement of this Agreement or any Related Document. For greater certainty, all costs and expenses of the Purchaser and the Securitization Agent incurred after the occurrence of an Amortization Event in connection with administering and collecting the Purchased Receivables shall be deemed to be costs and expenses incurred in connection with the enforcement of this Agreement and the Related Documents.

      (b)   The Sellers shall:

            (i)   jointly  and  severally,  pay on  demand  any and  all  stamp, filing, recording and other Taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or enforcement of this Agreement or any Related Document, provided that no payment shall be required to be made by the Sellers under this Section 10.1(b)(i) in respect of Taxes on the net income, profits or capital of the Purchaser or any additional Taxes that result solely by virtue of an assignment by the Purchaser to, or the exercise of any rights hereunder by, a non-resident of Canada; and

            (ii) reimburse on demand the Purchaser for any overpayment made to the Sellers or any loss in respect of any Purchase Amount resulting from a miscalculation by the Purchaser or the Securitization Agent in determining the Purchase Price
                  (including any Purchase Amount) or Payment Price, as applicable, in respect of a Purchased Receivable or any component thereof or any other amount; provided, however, that the Purchaser will request such reimbursement in writing and will explain, in reasonable detail, such miscalculation, and further provided that the amount of such reimbursement shall not exceed the amount which should initially have been paid to the Purchaser but for such miscalculation, plus interest at the applicable Base Interest Rate plus 0.30%.

      (c) The Purchaser shall reimburse on demand the Sellers for any overpayment made to the Purchaser or for the failure by the Purchaser to transfer funds to the Sellers pursuant to Section 3.1(e) or on the Final Collection Date; provided, however, that the Canadian Seller, for and on behalf of the Sellers, will request such reimbursement in writing and will explain, in reasonable detail, such overpayment, and further provided that the amount of such

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

reimbursement shall not exceed the amount which should initially have been paid to the Sellers, plus interest at the applicable Base Interest Rate plus 0.30%.

10.2 Further Assurances

            Each of the parties hereto upon the request of another party, whether before or after the closing of any transaction contemplated hereby, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, conveyances and assurances as may be reasonably necessary or desirable to effect complete consummation of the objects of and the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, upon an Amortization Commencement Date, the Purchaser shall, at the expense and request of the Canadian Seller, for and on behalf of the Sellers, without any representations, warranties or recourse of any kind whatsoever, enter into such agreements, acknowledgements, releases and other instruments that in the Canadian Seller's sole discretion, acting reasonably, are necessary to release any Receivables (which, for greater certainty, shall under no circumstances include any Purchased Receivables) that are generated after the Amortization Commencement Date from any liens in favour of the Purchaser.

10.3 Failure to Perform

            If the Servicer fails to perform any of its agreements or obligations hereunder, the Securitization Agent and/or the Purchaser may (but will not be required to) perform, or cause to be performed, such agreement or obligation, and the reasonable expenses of the Securitization Agent and/or the Purchaser, as the case may be, incurred in connection therewith will be payable by the Sellers as provided in Section 10.1.

10.4 Entire Agreement

            This Agreement, together with all Related Documents, contains the entire agreement by the parties hereto with respect to the subject matter hereof and shall constitute the entire and only agreement between the parties with respect to the subject matter hereof, superseding any and all prior negotiations, understandings and agreements, written or oral. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties, except as expressly set forth herein.

10.5 Amendments, Waivers, Etc.

            No amendment or waiver of any provision of this Agreement nor consent to any departure by the Sellers, the Servicer, the Purchaser or the Securitization Agent therefrom shall be effective in whole or in part unless the amendment, waiver or consent is in writing and signed by (a) the Sellers and the Purchaser (with respect to an amendment), (b) the Purchaser or any

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

agent on its behalf (with respect to a waiver or consent by it), (c) the relevant Seller (with respect to a waiver or consent by the relevant Seller),
(d) the Securitization Agent (with respect to a waiver or consent by it), or to the extent it affects the rights, duties or obligations of the Securitization Agent, and then, in any such case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. In each case, the Credit Enhancer shall have consented to any such amendments, waivers or consents. For greater certainty, the provisions of
Article 9 may be amended without the consent of those Indemnified Parties whose interest therein is held in trust by the Securitization Agent or the Purchaser, as the case may be.

10.6 No Waiver; Remedies

            No failure on the part of the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law. Without limiting the generality of the foregoing, the Purchaser is hereby authorized by the Sellers at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all amounts at any time held and other indebtedness at any time owing by the Purchaser to or for the credit or the account of the Sellers in respect of the transactions contemplated by this Agreement against any and all of the obligations of the Sellers, now or hereafter existing under this Agreement and the Related Documents.

10.7 No Set-Off

            The Sellers (including the Canadian Seller whether acting in its personal capacity or as Servicer) shall make all payments required to be made by it hereunder without deduction or set-off, regardless of any defence or counterclaim (whether based on any Law or policy now or hereafter issued or enacted by any Governmental Authority).

10.8 Non-Merger

            Each party hereby agrees that all  provisions of this  Agreement are material and shall survive the execution, delivery and performance of this Agreement, the closing of any transactions contemplated hereby and the execution, delivery and performance of any and all documents delivered in connection herewith.

10.9 Time of the Essence

            Time shall be of the essence of this Agreement and of every provision hereof.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

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                                                                    CONFIDENTIAL

10.10 Agreement of Purchase and Sale

            Each of the Sellers and the Purchaser hereby expressly acknowledges that this Agreement, except as is specifically provided with respect to the duties and obligations of the Servicer, is intended to create a relationship of purchaser and vendor. Each of the Sellers and the Purchaser hereby expressly disclaims any intention to establish a trust relationship or, except as is specifically provided with respect to the duties and obligations of the Servicer, or by Section 5.16 or 5.17, to constitute either the Sellers or the Purchaser as the agent of the other. Each of the Sellers and the Purchaser covenants with each other that it will not, at any time, allege or claim that a relationship of trust or agency is created hereby, except as otherwise expressly provided for herein.

10.11 Notices

            All notices, consents or other communications authorized or required to be given pursuant to this Agreement, or pursuant to which any rights or obligations may arise hereunder, shall be in writing (including facsimile communication and such other method of recorded communications as to which the parties may hereafter agree to in writing) and shall be either personally delivered or sent by facsimile as follows:

      (a)   in the case of communication to the Sellers:

            Mitel Networks Corporation
            350 Legget Drive
            Ottawa, ON K2K 2W7

            Attention: Treasurer

            Facsimile No.: 613-592-7838
            Telephone No: 613-592-2122 ext. 4431

            with a copy, for any default-related communication, to:

            Attention: Legal Department

            Facsimile No.: 613-592-7802

            with a copy to:

            Osler, Hoskin & Harcourt LLP
            1 First Canadian Place
            PO Box 50, Stn. 1st Can. Pl.
            Toronto, ON M5X 1B8

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            Attention: Richard Borins

            Facsimile No.: 416-862-6666
            Telephone No.: 416-362-2111

      (b)   in the  case of  communication  to the  Securitization  Agent or the
            Purchaser:

            Efficient Capital Corporation
            1601 - 18 King Street East
            Toronto, Ontario M5C 1C4

            Attention: Chief Operating Officer

            Facsimile No.: (416) 868-9458
            Telephone No: (416) 868-4322

Any notice or other communication given by personal delivery will be conclusively deemed to have been given and received on the day of actual delivery thereof and, if given by facsimile, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next Business Day if not given during such business hours on any day. A party may change its address for receipt of notices or other communications hereunder by giving notice thereof to the other party in the manner aforesaid.

10.12 Binding Effect; Assignability, Etc.

      (a) This Agreement shall be binding upon and inure to the benefit of the Sellers, the Purchaser and their respective successors and assigns. Except as otherwise permitted hereby, no party may assign its rights hereunder or any interest herein without the prior consent of the other parties, such consent not to be unreasonably withheld, and provided that any assignee hereunder agrees to be bound by Section 10.15 to the same extent as the assigning party. Notwithstanding any other provision of this Agreement, upon the occurrence of an Amortization Event, the Purchaser may, subject to the provisions of Section 10.15, sell, assign and transfer any Purchased Assets (in whole or in part) to, or encumber or grant any security interest in or over any Purchased Assets (in whole or in part) in favour of, any Person, without consent of or notice to the Sellers and the Purchaser may also sell, assign, or transfer to any such Person any of its rights hereunder or interest herein on the same basis for the purpose of giving effect to any such sale, assignment or transfer of Purchased Assets or encumbrance or grant of a security interest. Upon any sale, assignment or transfer referred to in the preceding sentence, such Person shall be fully subrogated to all rights, benefits and privileges of the Purchaser hereunder and shall be bound by all terms and provisions of this Agreement with respect to such Purchased Assets. If this Agreement and the Related Documents and agreements are assigned by the Purchaser, the assignee shall be responsible for any additional costs and expenses arising as a direct result of such assignee.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

      (b) Notwithstanding Section 10.12(a), the Purchaser may, subject to the provisions of Section 10.15, (i) assign by way of security and/or subrogation its rights hereunder to the Indenture Trustee and/or the Insurer and (ii) assign to the Insurer the benefit of the representations and warranties provided by the Sellers hereunder and the benefit of Article 9 with respect thereto, in each case without the prior written consent of the Sellers.

10.13 Governing Law

            This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

10.14 Severability

            Any provision hereof that is prohibited or unenforceable in whole or in part in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

10.15 Confidentiality

            The Purchaser, the Sellers and the Securitization Agent each acknowledge that this Agreement, agreements and documents related hereto and all data and information delivered hereunder by one party to another, shall be considered as non-public information of the party making delivery, and each party shall make all reasonable efforts to hold all such non-public information in the strictest confidence in accordance with best prudent practice for handling confidential information of such nature and shall only use such information in connection with the transactions contemplated hereunder; provided that, notwithstanding the foregoing, the Purchaser, the Sellers and the Securitization Agent each may make disclosure of such non-public information (i) to its accountants, lawyers, bankers and other advisors on a need-to-know basis,
(ii) as requested or required by any Governmental Authority, securities regulatory authority or representative thereof or pursuant to legal process or when required under applicable Law, (iii) to the Credit Enhancer, (iv) to the institutional shareholder of the Securitization Agent, (v) to implement the terms of this Agreement or to enforce any rights which it may have to collect any Purchased Receivable or to enforce its respective rights with respect to any Related Security, (vi) to the Stand-By Servicer (provided, however, that the Purchaser shall require the Stand-By Servicer to agree to be bound by the provisions of this Section 10.15 to the same extent as the Purchaser) or (vii) with the consent of the other parties hereto. Unless specifically prohibited by applicable Law, each party hereto shall notify the other parties hereto of any request by any Governmental Authority, securities regulatory authority or representative thereof or other Person for disclosure of any such non-public information prior to disclosure of such information to permit the party affected to contest such disclosure, if possible. In no event shall the Purchaser or the Securitization Agent be obligated or required to return any materials furnished by the

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

Sellers. Nothing in this Agreement shall obligate the Sellers or the Servicer to disclose (whether in any Related Document or otherwise) all or any part of any Records if such disclosure or the manner or form thereof could, in the reasonable opinion of the Sellers or the Servicer, constitute a breach of any Law or any duty of secrecy or confidentiality applicable to it.

10.16 Financial Reporting

            The Sellers and the Purchaser hereby covenant and agree that they will not at any time prepare any financial statements (other than those prepared for internal reporting purposes) that account for the transactions contemplated hereby in a manner that is inconsistent with the sale to the Purchaser of the Purchased Assets except to the extent required by Canadian GAAP or US GAAP.

10.17 Consent to Jurisdiction; Waiver of Immunities

      (a) The parties hereby irrevocably submit to the jurisdiction of any court sitting in Toronto, Ontario in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such court. The parties hereby irrevocably waive, to the extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereby agree that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      (b) Nothing in this Section 10.17 shall affect the right of any party to serve legal process in any other manner permitted by law, or affect its right to enforce any action, proceeding or judgment against the other parties or their property in the courts of other jurisdictions.

      (c) To the extent that the Sellers have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Sellers hereby irrevocably waive, to the extent permitted by law, such immunity in respect of its obligations hereunder.

10.18 Remedies

            The remedies provided for herein are cumulative and not exclusive of any remedies provided by law.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

10.19 Counterparts

            This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. For all purposes of this Agreement and all other documents and agreements contemplated hereby, the signature of any party hereto or thereto, evidenced by a telecopy showing such signature or other electronically transmitted version of such signature, shall constitute conclusive proof for all purposes of the signature of such person to such documents and agreements, to the same extent in all respects as a copy of such documents and agreements showing the original signature of such party.

10.20 Business Disruption

            The Canadian Seller, for and on behalf of the Sellers, may, upon providing 60 days notice to the Purchaser, designate an Amortization Commencement Date, where, in the reasonable opinion of the Canadian Seller, the requests made by the Purchaser and directed to the Sellers with respect to the production of any information or documentation related to the Seller hereunder, become materially disruptive to the Sellers' business.

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                  MITEL NETWORKS CORPORATION

                                  by    _______________________________________
                                  Name: Douglas McCarthy
                                  Title: Treasurer

                                  MITEL NETWORKS, INC.

                                  by    _______________________________________
                                  Name: Paul Butcher
                                  Title: President

                                  MITEL NETWORKS SOLUTIONS, INC.

                                  by    _______________________________________
                                  Name: Paul Butcher
                                  Title: President

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                  THE CANADA TRUST COMPANY, in its
                                  capacity as trustee of ENDURANCE
                                  TRUST, by Efficient Capital
                                  Corporation, in its capacity as
                                  Securitization Agent

                                  by    ________________________________________
                                  Name: Colin Kilgour
                                  Title: President and Chief Executive Officer

                                  EFFICIENT CAPITAL CORPORATION, in its
                                  capacity as Securitization Agent

                                  by  __________________________________________
                                  Name: Colin Kilgour
                                  Title: President and Chief Executive Officer

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                    EXHIBIT A

                          FORM OF ASSIGNMENT AGREEMENT


THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                    EXHIBIT B

                             FORM OF PURCHASE NOTICE

TO:               ENDURANCE TRUST c/o Efficient Capital Corporation

Facsimile No.: 416-868-9458

            This Purchase Notice is delivered to you pursuant to the receivables purchase agreement made as of April 16, 2004 (the "Receivables Purchase Agreement") between Mitel Networks Corporation, as Canadian Seller, Mitel Networks, Inc., as Seller, and Mitel Networks Solutions, Inc., as Seller, and collectively, the Sellers, Endurance Trust, as Purchaser, and Efficient Capital Corporation, as Securitization Agent.

            The Canadian Seller, for and on behalf of the Sellers, hereby gives notice to the Purchaser that: (i) in respect of the Non-Quebec Eligible Receivables set out in the attached Schedule it offers for sale on the date below such Eligible Receivables; and (ii) in respect of the Quebec Eligible Receivables set out in the attached Schedule, it requires payment for such Eligible Receivables, all in accordance with the terms of the Receivables Purchase Agreement.

Purchase Date:

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                          SCHEDULE A TO PURCHASE NOTICE

                               LIST OF RECEIVABLES

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  Invoice Number   Date of Issue   Due Date    Obligor    Outstanding Amount
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     DATED the ______________ day of _____________________, ______________.

                                      MITEL NETWORKS CORPORATION

                                      By________________________________________
                                        (Authorized Officer)

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                    EXHIBIT c

                          FORM OF OFFICERS' CERTIFICATE

                  The undersigned Canadian Seller hereby certifies for itself and on behalf of the Sellers to Endurance Trust that no event has occurred and is continuing which constitutes, or but for the requirement that notice be given or lapse of time or both would constitute, an Amortization Event (as defined in the Receivables Purchase Agreement between the Sellers, the Purchaser and the Securitization Agent made as of April 16, 2004).

     DATED the ______________ day of _____________________, ______________.

                                      MITEL NETWORKS CORPORATION

                                      By________________________________________
                                        (Authorized Officer)

                                      Title_____________________________________

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                    EXHIBIT D

                     LIST OF OFFICES WHERE RECORDS ARE KEPT

            The undersigned Canadian Seller hereby certifies for itself and on behalf of the Sellers, to Endurance Trust that the following list includes all locations where all records required under the terms and conditions of the Receivables Purchase Agreement between Mitel Networks Corporation, Mitel Networks, Inc., Mitel Networks Solutions, Inc. and Endurance Trust, made as of April 16, 2004 are kept.

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     OFFICE                              ADDRESS
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Seller:

By:

Title:

                                      DATE:

THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                    EXHIBIT E

                             FORM OF PERIODIC REPORT

             TO: ENDURANCE TRUST c/o Efficient Capital Corporation

            This Periodic Report is delivered to you pursuant to the receivables purchase agreement made as of April 16, 2004 (the "Receivables Purchase Agreement") between Mitel Networks Corporation, as Canadian Seller, Mitel Networks, Inc., as Seller, and Mitel Networks Solutions, Inc., as Seller, and collectively, the Sellers, Endurance Trust, as Purchaser, and Efficient Capital Corporation, as Securitization Agent.

                  The Canadian Seller, for and on behalf of the Sellers, hereby gives notice to the Purchaser that on the date hereof the Servicer has applied the following payments, dilutions and defaults:

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  Obligor ID    Invoice Number  Payment Date   Payment Amount  Transaction Type
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THIS DOCUMENT AND ANY COPIES THEREOF,  ELECTRONIC OR OTHERWISE, ARE THE PROPERTY
OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.

                                                                    CONFIDENTIAL

                                    EXHIBIT F

                            FORM OF QUEBEC ASSIGNMENT


THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE THE PROPERTY OF EFFICIENT CAPITAL CORPORATION. UNAUTHORIZED DISTRIBUTION OF THIS DOCUMENT, ELECTRONIC OR OTHERWISE, IS PROHIBITED WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF EFFICIENT CAPITAL CORPORATION. THIS DOCUMENT AND ANY COPIES THEREOF, ELECTRONIC OR OTHERWISE, ARE TO BE RETURNED UPON THE REQUEST OF EFFICIENT CAPITAL CORPORATION.